Exhibit 10.1
New shares subscription agreements with China Biotech Holdings Limited, Eastern Ceremony Group Limited and
Harvest Smart Overseas Limited
Dated November 27, 2006
CHINA TECHNOLOGY DEVELOPMENT GROUP CORPORATION
and
CHINA BIOTECH HOLDINGS LTD.

Subscription Agreement

Baker & McKenzie
14/F, Hutchison House
10 Harcourt Road
Hong Kong Special Administrative Region, China

SUBSCRIPTION AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of           , 2006, by and among China Technology Development Group Corporation, a company incorporated under the laws of the British Virgin Islands with its registered address at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (the “Issuer”) and China Biotech Holdings Limited, a company incorporated under the laws of the British Virgin Islands with its registered address at Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands (the “Subscriber”).
     WHEREAS, the Shares of the Issuer are listed for trading on NASDAQ.
     WHEREAS, subject to the terms and conditions set out in this Agreement, the Issuer wishes to issue Subscription Shares and Warrants to the Subscriber, and the Subscriber wishes to subscribe for such Shares and Warrants.
     WHEREAS, concurrently with the execution of this Agreement, the Subscriber will enter into a Share Sale and Purchase Agreement, pursuant to which agreement it will acquire a total of 2,000,000 Shares of the Issuer that are currently issued and outstanding.
     WHEREAS, the Completion (as defined hereinafter) of the sale and purchase of the SPA Sale Shares pursuant to the Share Sale and Purchase Agreement, and the completion of the placing of the Placing Sale Shares pursuant to the Placing Agency Agreement are conditions precedent to the Completion of the subscription for the Subscription Shares and Warrants pursuant to this Agreement.
     WHEREAS, simultaneously with the execution of this Agreement the Issuer is entering into a Registration Rights Agreement with the Subscriber covering the Subscription Shares, the Warrant Shares and the SPA Sale Shares.
     WHEREAS, the Issuer and the Subscriber note that upon the completion of this Agreement, the Subscriber may be deemed to be an affiliate of the Issuer.
     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, and other good and valuable consideration receipt of which is hereby acknowledged, the Issuer and the Subscriber hereby agree as follows:
PART I ARTICLE 1
Definitions And Interpretation
     Item 1. Definitions. The following terms will have the following meanings for all purposes of this Agreement:
(a)	Accredited Investor — shall have the following meaning as defined in Rule 501 of Regulation D:
i.	a bank, insurance company, registered investment company, business development company, or small business investment company;

ii.	an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

iii.	a charitable organization, corporation, or partnership with assets exceeding $5 million;

iv.	a director, executive officer, or general partner of the company selling the securities;

v.	a business in which all the equity owners are accredited investors;

vi.	a natural person who has individual net worth, or joint net worth with the person spouse, that exceeds $1 million at the time of the purchase;

vii.	a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

viii.	a trust with assets in excess of $5 million, not formed to acquire the securities offered, whose purchases a sophisticated person makes.
     (b) “affiliates” means the persons that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, the person specified as defined in Rule 405 under the Securities Act.
(c)	“Aggregate Share Subscription Price” is as defined in Article 2, Section 2.1(a).

(d)	“Aggregate Subscription Price” is as defined in Article 2, Section 2.1(b).

(e)	“Aggregate Warrant Subscription Price” is as defined in Article 2, Section 2.1(b).

(f)	“Business Days” means any day, excluding Saturdays, on which banks in Hong Kong are generally open for business.

(g)	“change in internal controls over financial reporting” as defined in Item 308(c) of Regulation S-K, means the disclosure of any change in the registrant’s internal control over financial reporting identified in connection with the evaluation required by paragraph (d) of Rule 13a-15 or Rule 15d-15 under the Exchange Act that occurred during the registrant’s last fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
(h)	“Completion” means the completion of the Transaction.

(i)	“Completion Date” is as defined in Article 3, Section 3.1.

(j)	“Common Stock” means the shares of the Issuer, par value US$0.01 per share.
    (k) “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered in reliance on Regulation S, as defined in Rule 902 of Regulation S.
    (l) “distribution compliance period” means a period that begins when the securities were first offered to persons other than distributors in reliance upon this Regulation S or the date of Completion of the offering, whichever is later, and continues until the end of the period of time specified in the relevant provision of Rule 903 of Regulation S, except for certain transactions as set out in Rule 902 of Regulation S.
    (m) “Escrow Agreement” means the escrow agreement dated November 27, 2006, by and among Arculli Fong & Ng, the escrow agent, the Subscriber, Beijing Holdings Limited (“Beijing Holdings”), China Internet Technology Co. Ltd (“China Internet”), CMEC Ceramics Holdings Limited (“CMEC”) and Perfect Capital Holdings Limited (“Perfect Capital”), pursuant to the requirements under the Share Sale and Purchase Agreement and the Placing Agency Agreement;
    (n) “foreign issuer” means any issuer which is a foreign government, a national of any foreign country or a corporation or other organization incorporated or organized under the laws of any foreign country, as defined in Rule 405 under the Securities Act.
    (o) “foreign private issuer” as defined in Rule 405 under the Securities Act, means any foreign issuer other than a foreign government except an issuer meeting the following conditions:
i.	More than 50 percent of the outstanding voting securities of such issuer are directly or indirectly owned of record by residents of the United States; and

ii.	Any of the following:
•	The majority of the executive officers or directors are United States citizens or residents;

•	More than 50 percent of the assets of the issuer are located in the United States; or

•	The business of the issuer is administered principally in the United States.
(p)	“Hong Kong SAR” means the Hong Kong Special Administrative Region, the People’s Republic of China.
    (q) “Issuer” means China Technology Development Group Corporation, a company incorporated under the laws of the British Virgin Islands.
    (r) “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement, the Warrants and any other documents executed or delivered with this Agreement or in connection herewith, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Issuer and the subsidiaries, taken as a whole, or (iii) an impairment to the Issuer’s ability to perform on a timely basis its obligations under any Transaction Document.
(s)	“NASDAQ” means The Nasdaq Stock Market, Inc.

    (t) “Placing Agency Agreement” means the placing agency agreement, dated November 27, 2006, by and among Beijing Holdings, China Internet, CMEC and Perfect Capital as vendors of 4,250,000 Shares (“Placing Sale Shares”), and China Merchants Securities (HK) Co. Ltd. (“Placing Agent”), in respect of the placing of the Placing Sale Shares.
    (u) “Registration Rights Agreement(s)” means the agreements by and between the Issuer and each of the Subscriber, Eastern Ceremony Group Limited (“Eastern Ceremony”), Harvest Smart Overseas Limited (“Harvest Smart”) and Beijing Holdings, which governs the rights of the Subscriber, Eastern Ceremony, Harvest Smart and Beijing Holdings, to cause the Issuer to register the Registrable Securities as defined therein.
(v)	“Reports” means the Annual Reports of the Issuer on Form 20-F filed with the SEC.
    (w) “restricted securities” means for purpose of this Agreement securities acquired directly or indirectly from the issuer, or from an affiliate of the issuer, in a transaction or chain of transactions not involving any public offering.
(x)	“SEC” means the United States Securities and Exchange Commission.

(y)	“Securities” means the Subscription Shares, the Warrants and the Warrant Shares.

(z)	“Securities Act” means the United States Securities Act of 1933, as amended.
    (aa) “Shares” means the shares of the Issuer, par value US$0.01 per share, which are listed for trading on NASDAQ.
    (ab) “Share Sale and Purchase Agreement” means the agreement, dated November 27, 2006, by and between Beijing Holdings Limited and the Subscriber for the sale and purchase of 2,000,000 Shares of the Issuer (“SPA Sale Shares”).
    (ac) “Share Transfer Agent” means American Stock Transfer and Trust Company.
    (ad) “Shareholders’ Circular” means the shareholders’ circular attached to the proxy and the notice of the Shareholders’ Meeting, to be dated on or about November 28, 2006, of the Issuer.
    (ae) “Shareholders’ Meeting” means the shareholders’ 2006 annual meeting of the Issuer, to be held on December 22, 2006, convened by the Board of Directors of the Issuer.
    (af) “Subscriber” means China Biotech Holdings Ltd., a company incorporated under the laws of British Virgin Islands, as identified on the signature page hereof.
    (ag) “Subscription Agreement(s)” means this Agreement and the agreements by and between the Issuer and each of Eastern Ceremony and Harvest Smart, for the subscription of the Subscription Securities as defined therein.
    (ah) “Subscription Securities” means, in relation to the Subscriber, the Subscription Shares and Warrants subscribed for by the Subscriber pursuant to this Agreement.
    (ai) “Subscription Shares” means 1,500,000 newly issued Shares of the Issuer.
    (aj) “Transaction” means, for purpose of this Agreement, the subscription of the Subscription Securities by the Subscriber for the Aggregate Subscription Price.
    (ak) “Transaction Documents” shall mean this Agreement (including the Warrants), the Registration Rights Agreement between the Issuer and the Subscriber, the Share Sale and Purchase Agreement, the Placing Agency Agreement, and the Subscription Agreements and the Registration Rights Agreements for each of Eastern Ceremony and Harvest Smart.
(al)	A “U. S. Person” means any person who is:
(i)	any natural person resident in the United States;

(ii)	any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	any estate of which any executor or administrator is a U.S. person;

(iv)	any trust of which any trustee is a U S person;

(v)	any agency or branch of a foreign entity located in the United States;

(vi)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(vii)	any partnership or corporation if
(A)	organized or incorporated under the laws of any foreign jurisdiction; and

(B)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.
(am)	“Warrants” means 2,000,000 warrants for the purchase of 2,000,000 newly issued Shares of the Issuer.
(an)	“Warrant Shares” means the Shares currently issuable pursuant to exercise of the Warrants.
PART II ARTICLE 2
Agreement to Subscribe
     2.1      Subscription. Subject to the terms and conditions of this Agreement, the Issuer agrees to issue and allot, and the Subscriber agrees to subscribe for and purchase:
          (a) Subscription Shares. The number of Subscription Shares specified on the signature page hereto at the Subscription Price per Share (the product of such number of Subscription Shares and the Subscription Price per Share is the Subscriber’s “Aggregate Share Subscription Price”).
          (b) Warrants. The number of Warrants specified on the signature page hereto at the Subscription Price per Warrant (the product of such number of Warrants and the Subscription Price per Warrant is the Subscriber’s “Aggregate Warrant Subscription Price”; the sum of the Subscriber’s Aggregate Share Subscription Price and Aggregate Warrant Subscription Price is the Subscriber’s “Aggregate Subscription Price”). The Subscription Shares and Warrants to be subscribed by the Subscriber are the “Subscription Securities”.
     2.2      Acceptance by the Issuer. The Issuer will not accept subscriptions from any person who:
          (a) Delivery of Agreement. Fails to deliver this Agreement duly executed, containing representations, warranties and acknowledgements as to, among other things, such person’s qualification as an institutional “accredited investor”, as such term is defined in Rule 501 of Regulation D under the Securities Act; its identity as not being a “U.S. person” as such term is defined in Regulation S under the Securities Act, and others.
          (b) Compliance with Laws. Fails to comply with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident, or fails to deliver such certificates, representations, warranties or other documents as counsel for the Issuer may reasonably require to verify compliance with such laws.
     Any subscriptions received by the Issuer from persons who do not comply with this Section 2.2 will be returned to such person without interest.
     2.3      Warrants. The certificates evidencing the Warrants shall be substantially in the form set out as Exhibit A to this Agreement.
     2.4      Placing Agent. The Issuer and the Subscriber hereby agree in respect of the Subscription Securities to appoint China Merchants Securities (HK) Co. Ltd. as the placing agent (“Placing Agent”), and the Placing Agent hereby agrees to act as the sole placing agent for the Issuer in respect of the Subscription Securities on terms and subject to conditions set out in this Agreement. For avoidance of doubt, the Placing Agent has agreed not to charge the Issuer or the Subscriber any commissions, fees or transactional charges of any kind in connection with this Agreement.
PART III ARTICLE 3
COMPLETION
     3.1 Completion Date. Subject to the satisfaction of the conditions set out in Article 8, the Completion of the sale and purchase of the Subscription Securities contemplated in this Agreement shall take place on the day agreed by the parties that is not later than sixty (60) days following the concurrent completion of the Share Sale and Purchase Agreement, the Placing Agency Agreement, the Subscription Agreements and the Registration Rights Agreements between the Issuer and each of Eastern Ceremony and Harvest Smart, and the execution of the Escrow Agreement, or such other date as the parties may agree.
     3.2 Completion Transactions. On the Completion Date, subject to fulfillment of the Conditions Precedent as set out in Clause 8, Completion shall take place at 8:30 a.m. on the Completion Date in the offices of Baker & McKenzie, legal advisor to the Issuer in the following manner: -
     (a) On the Completion Date, the Subscriber shall have transferred through the Clearing House Automatic Transfer System (“CHATS”) in immediately available funds the sum in US dollars equal to the Subscriber’s Aggregate Subscription Price to an account opened with the Placing Agent;
     (b) subject to the satisfaction of Clause 8 and other terms and conditions of this Agreement, including but not limited to the presentation of all required board approvals, shareholders’ approvals, certifications and other requested documentation, on the Completion Date, the Subscriber shall instruct the Placing Agent to transfer the Aggregate Subscription Price from its account with the Placing Agent to an Issuer’s account (information set out in Schedule A attached hereto) opened with the Placing Agent that is jointly operated by persons designated by the board of directors of the Issuer and satisfactory to the Subscriber;
     (c) subject to the satisfaction of Clause 8 and other terms and conditions of this Agreement, the Issuer, upon receipt of the applicable amount of the Aggregate Subscription Price shall issue a confirmation to the Subscriber and the Placing Agent; the Issuer shall also deliver the newly issued share certificates representing the Subscription Shares and Warrants to the Subscriber on the Completion Date and concurrently provide certified copies of the same to the Placing Agent; and
     (d) subject to the satisfaction of Clauses 3, 8, and other terms and conditions of this Agreement, on the Completion Date, the Issuer shall issue a written instruction to the Share Transfer Agent authorizing and requesting the Share Transfer Agent to enter and record the name of the Subscriber in the register of members of the Issuer as registered shareholder of the Issuer. The Issuer shall take necessary steps to update the copy of the register of members maintained at the registered office of the Issuer in the British Virgin Islands in accordance with the relevant laws and regulations.
PART IV ARTICLE 4
Agreements of the Subscriber
     4.1      Exemption from Registration. The Subscriber acknowledges and agrees that the Securities will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act, in reliance provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Subscriber in this Agreement.
     4.2      Resales of Securities. The Subscriber acknowledges that after giving effect to the Transaction contemplated by this Agreement and the Sale and Purchase Agreement, it may be deemed to be an “affiliate” of the Issuer, as such term is defined in Rule 405 under the Securities Act. The Subscriber may not offer, sell, resell, pledge or otherwise transfer (any such action being referred to hereinafter as “reselling”, or “resale”) the Securities except pursuant to an available exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws and the laws of any other jurisdiction. Accordingly, the Subscriber agrees to resell the Securities only in accordance with the provisions of Rule 903 or 904 of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act, including the exemption from registration provided by Rule 144 under the Securities Act. In particular, the Subscriber agrees that it will not offer, sell, resell, pledge or otherwise transfer (including to a nominee) the Subscription Securities except (a) during the period of one year commencing on the Completion Date, (i) in compliance with Rule 903 of Regulation S under the Securities Act, or (ii) pursuant to an effective registration statement; and (b) after one year from the Completion Date, (i) pursuant to either of clause (a)(i) or (a)(ii) above, or (ii) pursuant to the exemption provided by Rule 144 under the Securities Act, if available. The Subscriber acknowledges that the Issuer makes no representations regarding the availability of the exemption provided by Rule 144 at any time. The Subscriber agrees that the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Subscriber agrees that the Issuer may require an opinion of legal counsel reasonably acceptable to the Issuer in the event of any resale of any of the Securities by the Subscriber pursuant to an exemption from registration under the Securities Act.
     4.3      Hedging Transactions. The Subscriber agrees not to engage in or enter into any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic consequences of ownership of the Securities may be transferred to any person, including any U.S. person.

     4.4      Share Certificates. The Subscriber acknowledges and agrees that all certificates representing the Subscription Shares and the Warrant Shares (if issued in certificated form) will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Issuer, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Subscription Shares and Warrant Shares as securities held by affiliates of the Issuer:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     4.5      Warrant Certificates. The Subscriber acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Issuer, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as securities held by affiliates of the Issuer:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY RELEVANT STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM BY REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     4.6      Notice of Transfer Restrictions to Subsequent Transferees. The Subscriber will advise any subsequent transferee of the Subscription Securities of the foregoing restrictions on transfer, and will procure that any such transferee shall deliver to the Issuer an undertaking to observe and be bound by such restrictions.
     4.7      Removal of Legends. Upon application by the Subscriber and the transferee, the Issuer may instruct the share registrar to reissue share certificates that do not bear such legends (i) in the case of a resale by a non-affiliated Subscriber pursuant to Rule 904 of Regulation S, after the expiration of the 40-day distribution compliance period, (ii) in the case of a resale of such securities pursuant to an effective registration under the Securities Act or (iii) where certified by an opinion of counsel recognized as being experienced in matters of United States securities laws in form and content reasonably satisfactory to the Issuer to the effect that the securities proposed to be disposed of may be lawfully so disposed of without registration, qualification or legend. In the case of an application under (iii) above, the Issuer may require appropriate certifications, acknowledgements, representations and warranties of the Subscriber and the transferee, and an opinion of legal counsel reasonably acceptable to the Issuer.
     4.8      Lock-Up. The Subscriber agrees that during the period beginning from the Completion Date and continuing to and including the date that is 12 months after the Completion Date, it will not (i) offer, sell, contract to sell, pledge or otherwise dispose of, or permit any person acting on its behalf to offer, sell, contract to sell, pledge or otherwise dispose of, any Subscription Shares, Warrants or Warrant Shares, or (ii) engage in or enter into any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic consequences of ownership of the Subscription Shares, Warrants or Warrant Shares may be transferred to any person.
PART V ARTICLE 5
Representations and Warranties of Subscriber
     5.1 Representations and Warranties. The Subscriber hereby represents and warrants to the Issuer, and agrees with the Issuer, that:

     (a) No Registration. It understands that the Securities have not been and will not be registered under the Securities Act and, if in the future the Subscriber decides to resell the Securities, it may do so only in accordance with the restrictions set out in Section 4.2. No United States federal or state agency or similar agency of any other country, or any securities exchange has approved, passed upon or made any recommendation with respect to the Securities.
     (b) Not a U.S. Person. It is not a “U.S. person” as defined in Rule 902 of Regulation S; it is not organized or incorporated under the laws of any United States jurisdiction; and it was not formed for the purpose of investing in securities not registered under the Securities Act. It is purchasing the Subscription Securities for its own account. The Subscriber’s principal place of business is located outside of the United States, and at the time of entering into this Agreement and at the Completion Date, the Subscriber was located outside the United States.
     (c) Accredited Investor. It is an “accredited investor” within the meaning of Rule 501(a)(3) under the Securities Act. The Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities; it has evaluated such merits and risks and has determined that it is able to bear the economic risk of an investment in the Securities for an indefinite period of time, in view of the restrictions on transfer set out in Section 4.2.
     (d) Investment Intent. It is subscribing for and purchasing the Securities solely for investment purposes, for its own account and not for the account or benefit of any other person, including any U.S. person, and not with a view or intent to the distribution or transfer thereof. The Subscriber has not entered into, and there does not exist, any agreement, arrangement or understanding with any other party for the sale, resale, pledge, transfer or assignment of all or any of the Securities or any interest therein, including without limitation any such agreement, arrangement or understanding relating to any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic benefits and obligations of ownership of the Securities may be transferred to any other party.
     (e) Independent Investigation. In making the decision to subscribe for and purchase the Securities, it has relied upon its independent investigation of the Issuer and its affairs, and has not relied upon any information or representations made by any third party or upon any oral or written representations or assurances from the Issuer, its officers, directors or employees or any other representatives or agents of the Issuer, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations, properties, financial condition and prospects of the Issuer, has reviewed the Issuer’s publicly-available information filed with and submitted to the SEC, and has had an opportunity to ask questions of, and receive answers from, the Issuer’s officers and directors concerning the Issuer, its affairs and the terms and conditions of the issue and sale of the Securities.
     (f) No Advice from Issuer. It has had the opportunity to review this Agreement and the transactions contemplated hereby with the Subscriber’s own professional advisors. Except for any representations, warranties or statements made by the Issuer in this Agreement, the Subscriber is relying solely on its own counsel and advisors and not on any representations, warranties or statements of the Issuer or any of its representatives or agents for legal, tax or investment advice with respect to the subscription and purchase of the Subscription Securities or the securities or other laws of any jurisdiction.
     (g) Due Incorporation and Good Standing. It is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands.
     (h) Power and Authorization. It has the requisite power and authority to enter into and perform its obligations under this Agreement, and to subscribe for and purchase the Subscription Securities to be acquired by it. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its board of directors, members or others is required.
     (i) No Conflicts. Assuming that the representations and warranties of the Issuer in Article 7 are true and correct, the execution, delivery and performance of this Agreement, and the subscription and purchase of the Subscription Securities by the Subscriber do not and will not:
          (1) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under (i) the memorandum and articles of association of the Subscriber; (ii) to the Subscriber’s knowledge, any decree, judgment, order, law, treaty, rule or regulation (“Applicable Laws”) applicable to the Subscriber of any court, governmental agency or body, or arbitrator having jurisdiction over the Subscriber or its property; or (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, indenture, lease, mortgage, deed of trust or other instrument to which the Subscriber is a party or by which it or any of its properties is bound; or
          (2) result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Subscriber;

except for such conflicts, violations and breaches as would not, individually or in the aggregate, have a Material Adverse Effect on the Subscriber.
     (j) No Consents. It is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to subscribe for and purchase the Subscription Securities to be acquired by it; provided that for purposes of the representations made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations made by the Issuer herein.
     (k) Enforceability. This Agreement has been duly authorized and executed by the Subscriber and, when delivered by the Subscriber, will become the Subscriber’s valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     5.2 Accuracy of Representations. The representations, warranties and agreements of the Subscriber are true and correct as of the date of this Agreement, and (unless the Subscriber otherwise notifies the Issuer prior to the Completion Date) shall be true and correct as of the Completion Date. The Subscriber acknowledges and agrees that the Issuer, in making the offer, issue and allotment of the Subscription Securities, and determining the availability of the applicable exemption from the registration requirement of the Securities Act, has relied on and will rely on the accuracy of the Subscriber’s representations and warranties set out herein.
     5.3 Notification of Breach. The Subscriber agrees promptly to notify the Issuer of any matter or event which becomes known to it prior to Completion of the transactions contemplated by this Agreement which would or would reasonably be considered to render or have rendered any representation or warranty given by it to be or to have been untrue, inaccurate or misleading in any material respect.
     5.4 Survival. The foregoing representations and warranties of the Subscriber shall survive the Completion Date and the Completion of the transactions contemplated by this Agreement.
PART VI ARTICLE 6
Agreements of the Issuer
     The Issuer hereby agrees with the Subscriber that:
     6.1 NASDAQ Listing. It will comply with the listing rules for, and maintain the listing of the Shares on NASDAQ. It will apply for and obtain approval for the listing of the Subscription Shares and the number of Warrant Shares that would currently be issuable upon exercise of the Warrants. If the number of Warrant Shares issuable upon exercise of the Warrants increases as a result of the operation of any of the adjustment provisions under the Warrants, the Issuer will apply for and obtain approval for the listing of such increased number of Warrant Shares.
     6.2 SEC Reporting and Compliance. The Issuer will take all actions necessary to ensure that the Shares will continue to be registered under Section 12(b) or Section 12(g) of the Exchange Act. It will timely file all reports required pursuant to the Securities Exchange Act, including without limitation those required pursuant to Section 13 or 15(d) thereof and the rules and regulations thereunder. It will comply with all provisions of the Securities Act and the Securities Exchange Act and the rules and regulations thereunder relating to corporate governance, FCPA, record keeping and controls and procedures and other similar provisions, including without limitation those required pursuant to Securities Exchange Act Sections 10A, 13, 15(d), 30A, Form 20-F and the respective rules and regulations thereunder.
     6.3 Warrant Shares. The number of Warrant Shares that would currently be issuable upon exercise of the Warrants has been duly authorized and validly reserved for issuance. If the number of Warrant Shares issuable upon exercise of the Warrants increase as a result of the operation of any of the adjustment provisions under the Warrants, the Issuer will ensure that such increased number of Warrant Shares is at all times duly authorized and validly reserved for issuance pursuant to the exercise of the Warrants.
     6.4 Transaction Documents. It will prepare and obtain the effectiveness of the Transaction Documents and the Shareholders’ Circular in a form reasonably acceptable to the Subscriber.
     6.5 Non-Public Information. The Issuer agrees that neither it nor any other person acting on its behalf will provide the Subscriber or its agents or counsel with any information that the Issuer believes constitutes material non-public information, unless prior thereto the Subscriber shall have agreed in writing to receive such information. The Issuer understands and confirms that the Subscriber shall be relying on the foregoing representation in effecting transactions in the Securities.

     6.6 Announcement. The Issuer will prepare and release a Shareholders’ Circular and an announcement relating to the Transactions in compliance with the securities laws of the United States and applicable NASDAQ listing rules. Such announcement will be filed with the SEC under cover of Form 6-K, and released through the NASDAQ press release web page. In addition, each party hereby agrees that the Issuer may issue an announcement upon the execution of the Transaction Documents. Except as set out in this Clause 6.6, each party hereby undertakes that no public announcement or communication in relation to the Transactions shall be made or despatched by the Subscriber. In addition, each party hereby agrees that all announcement and communication in relation to the Transaction shall only be made through the company secretary of the Issuer.
     6.7 Further Assurances. Subject to the terms and conditions set out herein, the Issuer agrees to take all other actions reasonably necessary or appropriate and to cooperate with the Subscriber to carry the transactions contemplated in this Agreement into effect, including without limitation in relation to Section 4.7.
PART VII ARTICLE 7
Representations and Warranties of the Issuer
     7.1 Representations and Warranties of the Issuer. The Issuer represents and warrants to the Subscriber and agrees with the Subscriber, that:
     (a) Due Incorporation and Good Standing. The Issuer is a company with limited liability duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands.
     (b) Power and Authorization. The Issuer has the requisite corporate power and authority (1) to enter into and perform its obligations under this Agreement, and to issue and sell the Subscription Securities and (2) to own its properties and to carry on its business as disclosed in the Reports and the Shareholders’ Circular. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Issuer or its board of directors, shareholders, members or others is required.
     (c) Foreign Issuer. The Issuer is a “foreign private issuer” as defined in Rule 405 under the Securities Act, and a “foreign issuer” as defined in Rule 902(e) of Regulation S under the Securities Act.
     (d) Authorized and Outstanding Share Capital. The authorized share capital of the Issuer is US$25,000,000 and subject to the approval and adoption by the shareholders of the Issuer of the proposed Amended and Restated Memorandum and Articles of Association at its Shareholders’ Meeting, shall be increased to US$50,000,000. At the date of this Agreement, the Issuer has a total of 11,309,497 Shares issued and outstanding. All such issued and outstanding Shares have been duly authorized and validly issued and are fully-paid and non-assessable.
     After giving effect to the issue and sale of the Subscription Securities (and assuming the exercise of all Warrants), a total of 16,809,497 Shares will be issued and outstanding.
     (e) No Conflicts. Assuming that the representations and warranties of the Subscriber in Article 5 are true and correct, the execution, delivery and performance of this Agreement, and the issue and sale of the Subscription Securities by the Issuer do not and will not:
          (1) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under (i) the memorandum and articles of association of the Issuer; (ii) to the Issuer’s knowledge, any Applicable Laws of any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or its property; or (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries or any of their respective properties is bound;
          (2) result in the creation or imposition of any lien, charge or encumbrance upon the Subscription Securities or the assets of the Issuer or its subsidiaries; or
          (3) result in the activation of any anti-dilution rights or a reset or repricing of any debt instrument of any other creditor or equity holder of the Issuer, nor result in the acceleration of the due date of any obligation of the Issuer.
     (f) No Consents. Other than (1) the approval of the Issuer’s shareholders for the Transaction and (2) the confirmations of NASDAQ (i) relating to the continued listing of the Shares and (ii) that the Issuer will not be required, as a result of the Transactions, to file an original listing application for the Shares, which approval and confirmations have been duly obtained and are in full force and effect, the Issuer is not required to obtain any additional consent, authorization or order of, or make any filing or registration with, any court, governmental agency, securities exchange or of the Issuer’s shareholders, in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Subscription

Securities; provided that for the purposes of the representations made in this sentence, the Issuer is assuming and relying upon the accuracy of the relevant representations made by the Subscriber herein.
     (g) Enforceability. This Agreement has been duly authorized and executed by the Issuer and, when delivered will become the Issuer’s valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     (h) Litigation or Investigation. There is no material pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries that would affect the execution, delivery and performance by the Issuer of this Agreement or the consummation of the transactions contemplated hereby. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries which, if adversely determined, would have a Material Adverse Effect on the Issuer.
     (i) Reporting Company. The Issuer is subject to the reporting requirements of Section 13 of the Securities Exchange Act, and has a class of common shares registered pursuant to Section 12(b) of the Securities Exchange Act. The Issuer has filed with the SEC all reports and other materials required to be filed thereunder during the preceding 12 months. Notwithstanding the foregoing, the Issuer did not file its Annual Report on Form 20-F for 2005 on a timely basis.
     (j) Information Concerning the Issuer. The Subscriber has not been provided with any material non-public information concerning the Issuer, except as the terms and conditions of the transactions contemplated by this Agreement may constitute such information. The Reports and the Shareholders’ Circular contain all material information relating to the Issuer and its operations and financial condition as of their respective dates which is required to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no event or occurrence that may have or result in a Material Adverse Effect relating to the Issuer’s business, operations, financial condition, property or prospects. Neither the Reports, the Shareholders’ Circular nor any information disclosed to the Subscriber contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuer’s representations and warranties set forth herein are true and correct. The Issuer understands and confirms that the Subscriber will rely on such representations and warranties in effecting transactions in the Securities.
     (k) Internal Controls. Save as otherwise disclosed in the Issuer’s most recently filed Annual Report on Form 20-F and other reports, the Issuer and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit the financial statements to be fairly presented in accordance with US GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to differences.
     (l) No Integrated Offering. Neither the Issuer, its affiliates nor any person acting on its or their behalf has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the issue and sale or the Subscription Securities pursuant to this Agreement to be integrated with prior offerings by the Issuer for purposes of the Securities Act or the NASDAQ listing rules. The Issuer and its affiliates will not take any action that would cause the issue and sale of the Subscription Securities to be integrated with other offerings, nor conduct any other offering that would be integrated with the issue and sale of the Subscription Securities.
     (m) No Registration Required. Neither the Issuer nor any of its affiliates nor any person acting on its or their behalf (1) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, or will do so, or otherwise negotiated in respect of, any security, under circumstances that would require the registration of the Subscription Securities under the Securities Act or (2) has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of the Securities Act) in connection with any offer or sale of the Subscription Securities.
     (n) Listing of Shares. The Shares are listed for trading on NASDAQ.
     (o) Warrant Shares. The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrant in accordance with the terms thereof (and upon payment of the exercise price therefor), will be validly issued, fully paid and non-assessable Shares. The shareholders of the Issuer have no preemptive or similar rights over the Warrant Shares.
     (p) No Directed Selling Efforts. Neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged, or will engage, in any directed selling efforts (within the meaning of Regulation S) with respect to the Subscription Securities and the Issuer and all of its affiliates and any person acting on its or their behalf have complied and will continue to comply with the offering restrictions requirement of Regulation S.

     7.2 Accuracy of Representations. The representations, warranties and agreements of the Issuer are true and correct as of the date of this Agreement, and (unless the Issuer otherwise notifies the Subscriber prior to the Completion Date) shall be true and correct as of the Completion Date.
     7.3 Notification of Breach. The Issuer agrees promptly to notify the Subscriber of any matter or event which becomes known to it prior to the Completion of the transactions contemplated by this Agreement which would or would reasonably be considered to render or have rendered any representation or warranty given by it to be or to have been untrue, inaccurate or misleading in any material respect.
     7.4 Survival. The foregoing representations and warranties of the Issuer shall survive the Completion Date and the Completion of the transactions contemplated by this Agreement.
PART VIII
PART IX ARTICLE 8
Conditions Precedent
     The obligations of the Issuer to issue and sell the Subscription Securities, and the obligations of the Subscriber to subscribe for and purchase the Subscription Securities, are subject to the satisfaction of the following conditions precedent:
     8.1 Representations and Warranties. The representations and warranties of each of the Issuer and the Subscriber are true and correct as of the date hereof, and shall be true and correct as of the Completion Date, and there shall be no breach of such representations and warranties by any party.
     8.2 Performance of Obligations. Each of the Issuer and the Subscriber shall have duly performed all obligations to be performed by them hereunder on or prior to the Completion Date.
     8.3 NASDAQ Listing Status. The Shares shall be listed for trading on the NASDAQ, the supplemental listing application for listing of the Subscription Shares and the Warrant Shares that would currently be issuable upon exercise of the Warrants shall have been filed and approved by NASDAQ, and the Issuer shall have provided to the Subscriber evidence reasonably satisfactory to them that (i) the delisting procedures in relation to the Issuer’s Shares shall have been satisfactorily resolved, NASDAQ does not propose to take any further action regarding delisting of the Shares and that the continued listing of the Shares has been confirmed and (ii) NASDAQ has confirmed that the Issuer will not be required, as a result of the Transactions, to file an original listing application.
     8.4 Execution of Agreements. Each of the parties shall have duly executed and delivered this Agreement, and the Issuer shall have executed the Warrant Certificates and the Registration Rights Agreement. Each party hereby acknowledges and agrees that the completion and effectiveness of this Agreement and the Warrants are subject to the satisfaction of the conditions precedent as set out in this Article 8 and to the concurrent execution and completion of the Share Sale and Purchase Agreement, the Placing Agency Agreement, the Subscription Agreements and Registration Rights Agreements between the Issuer and each of Eastern Ceremony and Harvest Smart, and the execution of the Escrow Agreement.
     8.5 Preparation of Transaction Documents. The Issuer shall have prepared the Transaction Documents and the Shareholders’ Circular in a form reasonably acceptable to the Subscriber, and the conditions precedent contained in the various Transaction Documents shall have been satisfied.
     8.6 Fairness Opinion; Independent Directors’ Approval. The Issuer shall have received a favorable fairness opinion from a licensed independent financial advisor in relation to the Transaction, including the pricing thereof. The committee of independent directors of the Issuer shall have approved the Transaction and recommended the same for the approval of shareholders.
     8.7 Resignation of Directors and Officers. The Issuer shall have delivered to the escrow agent under the Escrow Agreement (i) the duly executed resignation letter from Mr. Michael Siu resigning from the positions of executive director, Chief Financial Officer and Company Secretary of the Issuer, effective upon the presentation of such resignation letter to the board of directors of the Issuer; and (ii) a duly executed resignation letter from each of Mr. Peter Fu and Mr. L.C. Wan, as independent directors of the Issuer, effective upon the presentation of such resignation letters to the board of directors of the Issuer. Such resignation letters shall contain a confirmation under seal that each of the resigning directors and officers has no claim (and in so far there is any, unconditionally waive any such claim against the Issuer) whatsoever against the Issuer for loss or termination of office.
     8.8 Appointment of New Directors and Officers. The Issuer shall have delivered to the Subscriber a certified true copy of the minutes of a meeting of the board of directors of the Issuer approving (i) the appointment of Mr. Zhenwei Lu as an executive director of the Issuer with effect immediately upon the presentation of Mr. Michael Siu’s resignation; and (ii) the appointment of Mr. Yibang Zhang as Chief Financial Officer and Company Secretary of the Issuer with effect immediately upon the presentation of Mr. Michael Siu’s resignation.

     8.9 Change of Records. The Issuer shall have furnished to the Subscriber certified copies of the Register of Directors of the Issuer and other relevant business records of the Issuer reflecting the changes of directorship and officers of the Issuer under Sections 8.7 and 8.8.
     8.10 Bank Accounts. All existing banking documents and authorization for the operation of bank accounts of the Issuer having been revised by adding person or persons designated by the board of directors of the Issuer and satisfactory to the Subscriber, as joint signatories for the operation of such bank accounts (as evidenced by written confirmation by the relevant banks).
     8.11 Shareholders’ Approval. The shareholders of the Issuer shall have approved the Transaction and all resolutions as set out in the Shareholders’ Circular including but not limited to the sale of Placing Sale Shares, the sale of SPA Sale Shares, the issuance and subscription of Subscription Securities and the adoption of the Amended and Restated Memorandum and Articles of Association in the form and substance satisfactory to the Subscriber at a general meeting of shareholders duly convened in accordance with the Issuer’s articles of association.
     8.12 Share Certificates. Seven (7) Business Days before the Completion of the Agreement, the Issuer shall prepare or cause the Share Transfer Agent to prepare share certificates representing the number of Subscription Shares and the Warrant certificates to be allotted to the Subscriber bearing the appropriate Securities Act legend, duly executed in favor of the Subscriber. The newly issued share certificates shall be delivered by the Share Transfer Agent and received by the Issuer one (1) Business Day before the Completion Date.
     8.13 Officer’s Certificate. The Issuer shall have furnished to the Subscriber an officer’s certificate confirming the matters set out above and such other matters as the Subscriber may reasonably request.
PART X ARTICLE 9
Indemnification
     9.1      Indemnification by the Issuer. The Issuer agrees to indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section 9.1, include the Subscriber and its shareholders, managers, partners, directors, officers, members, employees, direct or indirect Subscriber, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect Subscriber and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Issuer contained in this Agreement.
     9.2      Indemnification by the Subscriber. The Subscriber agrees to indemnify and hold harmless the Issuer, its controlling persons (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act) and their respective directors, officers, agents, shareholders and employees, from and against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Subscriber contained in this Agreement.
PART XI
PART XII ARTICLE 10
Miscellaneous Provisions
     10.1      Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representations, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Completion and continue in full force and effect until the date that is one year after the Completion Date.
     10.2      Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.
     10.3      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

     10.4      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. The Subscriber shall not deduct the expenses from the Aggregate Subscription Price to be released the Issuer.
     10.5      Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.
     10.6      Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from the Agreement and the balance of this Agreement will be enforceable in accordance with its terms.
     10.7      Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice): If to the Subscriber:
Mr. Zhenwei Lu
China Biotech Holdings Ltd.
5F, B&H Plaza, 27 Industry Ave.
Shekou, Shenzhen, Guangdong Province, 518067, China

If to the Issuer:
Mr. Qian Xu
China Technology Development Group Corporation
Room 2413-18, Shui On Centre
8 Harbour Road
Hong Kong Special Administrative Region, China
     All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, if given or made by letter within Hong Kong, two (2) business days after mailing; if given or made by letter outside Hong Kong, seven (7) business days after mailing. Any notice received on a day which is not a business day shall be deemed to be received on the next business day.
     10.8      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.
     10.9      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.
     10.10      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.
     10.11      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Hong Kong SAR, China, applicable to contracts made and to be performed therein.
     10.12      Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     10.13      Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.
IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SIGNATURE PAGE
     SIGNED by Qian Xu

for and on behalf of CHINA TECHNOLOGY DEVELOPMENT GROUP CORPORATION in the presence of:

Witness’ signature	: /s/ Yu Hoi Man

Witness’ name	: Yu Hoi Man

Witness’ occupation	: Solicitor, Baker & Mckenzie Hong Kong SAR

Witness’ address	: 14/F Hutchison House, 10 Harcourt Road, Hong Kong

SIGNED by Lu Zhenwei

for and on behalf of CHINA BIOTECH HOLDINGS LTD. in the presence of:

Witness’ signature	: /s/ Chan Cheng Kwan

Witness’ name	: Chan Cheng Kwan Josephine

Witness’ occupation	: Solicitor, Acrulli Fong & Ng Hong Kong SAR

Witness’ address	: 908, Hutchison House, Central, Hong Kong

EXHIBIT A
FORM OF WARRANT CERTIFICATE
THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY RELEVANT STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM BY REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
China Technology Development Group Corporation (the “Issuer”)
Room 2413-18, Shui On Centre
8 Harbour Road
Hong Kong Special Administrative Region, China

Warrant Certificate No.

Name of Holder:	China Biotech Holdings Limited

Address of Holder:	Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands

Number of Shares:	2,000,000 Shares

Date of Issuance:	November 27, 2006

Exercise Price:	US$5.00 per Share

Expiry Date:	November 26, 2008 (24 months from date of issuance)

THIS WARRANT CERTIFIES THAT, for value received, the above named holder or its registered assigns (the “Holder”), shall have the right to purchase from the Issuer the above referenced number of fully paid and non-assessable shares of par value US$0.01 per Share (the “Shares”) of the Issuer at an exercise price equal to the exercise price set forth above (the “Exercise Price”), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 P.M., Hong Kong time, on the expiry date set forth above (the “Expiry Date”). This Warrant is issued pursuant to the Subscription Agreement between the Issuer and Holder (the “Agreement”) pursuant to which the Holder subscribed for and purchased Subscription Shares and Warrants of the Issuer. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.
1.       Exercise.
          a. Procedure for Exercise of Warrant. The Holder may exercise this Warrant by delivering the following to the principal office of the Issuer in accordance with Section 5.1 hereof:
     i. a duly executed Notice of Exercise in substantially the form attached as Exhibit B;
ii. either (i) a written certification that the Holder is not in the United States or a U.S. person, and that the Warrant is not being exercised in the United States on behalf of a U.S. person, which written certificate may be contained in the Notice of Exercise delivered pursuant to sub-paragraph (a) above; or (ii) a written opinion of counsel to the effect that the Warrant and the Shares have been registered under the Securities Act or are exempt from registration thereunder;
iii. payment of the Exercise Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise; and
iv. this Warrant.
Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Issuer, or wire transfer of funds to the Issuer’s account (or any combination of any of the foregoing) in the amount of the Exercise Price for each Share being purchased.
          b. Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Issuer’s expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Issuer, irrespective of the date of delivery of such certificate.
          c. Transfer Restrictions and Restrictive Legend. This Warrant and the Shares have not been registered under the Securities Act and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be offered, resold, pledged or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act relating to such security or pursuant to an available exemption from the registration under the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Issuer, setting forth the restrictions on transfer contained in this Section. The initial Holder understands that this Warrant constitutes and the Shares upon issuance will constitute “affiliate securities” under the Securities Act, subject to the restrictions on transfer set out in Section 4.2 of the Agreement. The Holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:
     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          d. Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Issuer shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Share.
2.      Covenants of the Issuer.
          a. Authorized Shares. The Issuer covenants and agrees that the Issuer will at all times have authorized and reserved, free from preemptive rights, a sufficient number of Shares to provide for the exercise in full of the rights represented by this Warrant.
          b. Issuance of Shares. The Issuer covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

3.       Transfer and Replacement.
i. Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Issuer, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new warrant issued.
ii. The Issuer agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.
iii. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Issuer may require, as a condition of allowing such transfer that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Issuer a written opinion of counsel to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Issuer such documentation as is necessary to establish that the Warrants Shares are being transferred pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or in an offshore transaction pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act.
iv. The Issuer covenants that upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Issuer will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.
4.       Adjustments of Exercise Price and/or Number of Shares.
          a. Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Issuer shall (i) pay a dividend in Shares or make a distribution in Shares to holders of its outstanding Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any Shares of its capital stock in a reclassification of the Shares, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Issuer which it would have owned or have been entitled to receive had such Warrant been exercised prior to the occurrence of such event. Upon each such adjustment of the kind and number of Shares or other securities of the Issuer which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Issuer resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
          b. Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Issuer, or any consolidation or merger of the Issuer with another company, or the sale of all or substantially all of its Shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Shares shall be entitled to receive Shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Issuer whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Shares or other securities of the Issuer immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such Shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Shares which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Issuer or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.
          c. Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Issuer shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

5.       Miscellaneous Provisions.
          a. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for the Holder provide on the first page of this Warrant or to such other address or number as shall have been furnished to the Issuer in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Issuer shall be delivered or forwarded to the Issuer at the address set forth above, Attention: Chief Executive Officer or Company Secretary. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.
          b. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a shareholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.
          c. No Rights as Shareholder. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Issuer except upon exercise in accordance with the terms hereof and the subsequent issue of Shares of the Issuer registered in the name of the Holder.
          d. Governing Law. This warrant shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region, China, applicable to agreements made and to be performed herein.
          e. Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed by its duly authorized officer effective as of the ___ day of                     , 2006.

China Technology Development Group Corporation

Signature of Authorized Signatory:	By:

Name of Authorized Signatory:

Position of Authorized Signatory:

EXHIBIT B
FORM OF NOTICE OF EXERCISE
TO: China Technology Development Group Corporation
The undersigned hereby exercises the right to purchase the number of shares of China Technology Development Group Corporation (the “Issuer”) set forth below (the “Shares”) pursuant to the Warrant to Purchase Shares issued by the Issuer and dated November 27, 2006. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the “Purchase Price”) in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	Shares

Aggregate Purchase Price:	US$

The undersigned represents and warrants to and agrees with the Issuer that:
6.	It is an “accredited investor” within the meaning of Rule 501(a)(3) under the Securities Act. The Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities; it has evaluated such merits and risks and has determined that it is able to bear the economic risk of an investment in the Securities for an indefinite period of time, in view of the restrictions on transfer set out in Section 4.2

7.	It acknowledges that in making the decision to purchase the Sale Shares, it has relied upon its independent investigation of the Issuer and its affairs, and has not relied upon any information or representations made by any third party or upon any oral or written representations or assurances from the Issuer, its officers, directors or employees or any other representatives or agents of the Issuer other than as set forth in the Agreement. It is familiar with the business, operations, properties, financial condition and prospects of the Issuer, has reviewed the Issuer’s publicly-available information filed with and submitted to the SEC, and has had an opportunity to ask questions of, and receive answers from, the Issuer’s officers and directors concerning the Issuer, its affairs and the terms and conditions of the issue and sale of the Shares.

8.	It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

9.	It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safeharbour from such registration requirements.

10.	The undersigned is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.
A “U S. Person” is defined by Regulation S of the Act to be any person who is:
(h)	any natural person resident in the United States;

(i)	any partnership or corporation organized or incorporated under the laws of the United States;

(j)	any estate of which any executor or administrator is a U.S. person;

(k)	any trust of which any trustee is a U.S. person;

(1)	any agency or branch of a foreign entity located in the United States;

(m)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(n)	any partnership or corporation if:
(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscriber as defined in Section 230.501(a) of the Act who are not natural persons, estates or trusts.
11.	The undersigned was not in the United States at the time the offer to purchase the Shares was received and the Subscriber was not in the United States at the time these Warrants were exercised.

12.	The undersigned acknowledges that the Shares are “affiliate securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act without registration under the Securities Act.

13.	The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

14.	The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

15.	The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:
               “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
16.	The Subscriber and the Issuer agree that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

Signature of Purchaser or Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Title of Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Name of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Name of Purchaser:

Address of Purchaser:

SCHEDULE A
Issuer’s Receiving Bank Account Information

Name of Bank:	Standard Chartered Bank (HK) Ltd.

Bank account name:	CHINA MERCHANTS SECURITIES (HK) CO. LTD.

Account Number:	(HKD A/C) 368-1-036056-6 (USD A/C) 368-0-035285-4

Reference:	In favor of China Technology Development Group Corporation

Dated November 27, 2006
CHINA TECHNOLOGY DEVELOPMENT GROUP CORPORATION
and
HARVEST SMART OVERSEAS LIMITED

Subscription Agreement

Baker & McKenzie
14/F, Hutchison House
10 Harcourt Road
Hong Kong Special Administrative Region, China

Execution Copy
SUBSCRIPTION AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of November 27, 2006, by and among China Technology Development Group Corporation, a company incorporated under the laws of the British Virgin Islands with its registered address at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (the “Issuer”) and Harvest Smart Overseas Limited, a company incorporated under the laws of the British Virgin Islands with its registered address at Plam Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands (the “Subscriber”).
     WHEREAS, the Shares of the Issuer are listed for trading on NASDAQ.
     WHEREAS, subject to the terms and conditions set out in this Agreement, the Issuer wishes to issue Subscription Shares and Warrants to the Subscriber, and the Subscriber wishes to subscribe for such Shares and Warrants.
     WHEREAS, concurrently with the execution of this Subscription Agreement, the Subscriber will acquire 500,000 Shares of the Issuer that are currently issued and outstanding through a separate placing arrangement.
     WHEREAS, the Completion (as defined hereinafter) of the sale and purchase of the SPA Sale Shares pursuant to the Share Sale and Purchase Agreement, and the completion of the placing of the Placing Sale Shares pursuant to the Placing Agency Agreement are conditions precedent to the Completion of the subscription for the Subscription Shares and Warrants pursuant to this Agreement.
     WHEREAS, simultaneously with the execution of this Agreement the Issuer is entering into a Registration Rights Agreement with the Subscriber covering the Subscription Shares, the Warrant Shares and the Sale Shares.
     WHEREAS, the Issuer and the Subscriber note that upon the completion fo this Agreement, the Subscriber may be deemed to be an affiliate of the Issuer.
     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, and other good and valuable consideration receipt of which is hereby acknowledged, the Issuer and the Subscriber hereby agree as follows:
PART XIII ARTICLE 1
Definitions And Interpretation
     Item 2. Definitions. The following terms will have the following meanings for all purposes of this Agreement:
(a)	Accredited Investor — shall have the following meaning as defined in Rule 501 of Regulation D:
ix.	a bank, insurance company, registered investment company, business development company, or small business investment company;

x.	an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

xi.	a charitable organization, corporation, or partnership with assets exceeding $5 million;

xii.	a director, executive officer, or general partner of the company selling the securities;

xiii.	a business in which all the equity owners are accredited investors;

xiv.	a natural person who has individual net worth, or joint net worth with the person spouse, that exceeds $1 million at the time of the purchase;

xv.	a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

xvi.	a trust with assets in excess of $5 million, not formed to acquire the securities offered, whose purchases a sophisticated person makes.
    (b) “affiliates” means the persons that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, the person specified as defined in Rule 405 under the Securities Act.
(c)	“Aggregate Share Subscription Price” is as defined in Article 2, Section 2.1(a).

(d)	“Aggregate Subscription Price” is as defined in Article 2, Section 2.1(b).

(e)	“Aggregate Warrant Subscription Price” is as defined in Article 2, Section 2.1(b).
     (f) “Business Days” means any day, excluding Saturdays, on which banks in Hong Kong are generally open for business.
    (g) “change in internal controls over financial reporting” as defined in Item 308(c) of Regulation S-K, means the disclosure of any change in the registrant’s internal control over financial reporting identified in connection with the evaluation required by paragraph (d) of Rule 13a-15 or Rule 15d-15 under the Exchange Act that occurred during the registrant’s last fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
(h)	“Completion” means the completion of the Transaction.

(i)	“Completion Date” is as defined in Article 3, Section 3.1.

(j)	“Common Stock” means the shares of the Issuer, par value US$0.01 per share.
    (k) “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered in reliance on Regulation S, as defined in Rule 902 of Regulation S.
    (l) “distribution compliance period” means a period that begins when the securities were first offered to persons other than distributors in reliance upon this Regulation S or the date of Completion of the offering, whichever is later, and continues until the end of the period of time specified in the relevant provision of Rule 903 of Regulation S, except for certain transactions as set out in Rule 902 of Regulation S.
    (m) “Escrow Agreement” means the escrow agreement dated November 27, 2006, by and among Arculli Fong & Ng, the escrow agent, Beijing Holdings Limited (“Beijing Holdings”), China Internet Technology Co. Ltd (“China Internet”), CMEC Ceramics Holdings Limited (“CMEC”), Perfect Capital Holdings Limited (“Perfect Capital”) and China Biotech Holdings Limited (“China Biotech”), pursuant to the requirements under the Share Sale and Purchase Agreement and the Placing Agency Agreement;
    (n) “foreign issuer” means any issuer which is a foreign government, a national of any foreign country or a corporation or other organization incorporated or organized under the laws of any foreign country, as defined in Rule 405 under the Securities Act.
    (o) “foreign private issuer” as defined in Rule 405 under the Securities Act, means any foreign issuer other than a foreign government except an issuer meeting the following conditions:
iii.	More than 50 percent of the outstanding voting securities of such issuer are directly or indirectly owned of record by residents of the United States; and

iv.	Any of the following:
•	The majority of the executive officers or directors are United States citizens or residents;

•	More than 50 percent of the assets of the issuer are located in the United States; or

•	The business of the issuer is administered principally in the United States.
(p)	“Hong Kong SAR” means the Hong Kong Special Administrative Region, the People’s Republic of China.
    (q) “Issuer” means China Technology Development Group Corporation, a company incorporated under the laws of the British Virgin Islands.
    (r) “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement, the Warrants and any other documents executed or delivered with this Agreement or in connection herewith, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Issuer and the subsidiaries, taken as a whole, or (iii) an impairment to the Issuer’s ability to perform on a timely basis its obligations under any Transaction Document.
(s)	“NASDAQ” means The NASDAQ Stock Market, Inc.

    (t) “Placing Agency Agreement” means the placing agency agreement, dated November 27, 2006, by and among Beijing Holdings, China Internet, CMEC and Perfect Capital as vendors of 4,250,000 Shares (“Placing Sale Shares”), and China Merchants Securities (HK) Co. Ltd. (“Placing Agent”), in respect of the placing of the Placing Sale Shares.
    (u) “Registration Rights Agreement(s)” means the agreements by and between the Issuer and each of the Subscriber, China Biotech, Eastern Ceremony Group Limited (“Eastern Ceremony”) and Beijing Holdings, which govern the rights of the Subscriber, China Biotech, Eastern Ceremony and Beijing Holdings, to cause the Issuer to register the Registrable Securities as defined therein.
(v)	“Reports” means the Annual Reports of the Issuer on Form 20-F filed with the SEC.
    (w) “restricted securities” means for purpose of this Agreement securities acquired directly or indirectly from the issuer, or from an affiliate of the issuer, in a transaction or chain of transactions not involving any public offering.
(x)	“SEC” means the United States Securities and Exchange Commission.

(y)	“Securities” means the Subscription Shares, the Warrants and the Warrant Shares.

(z)	“Securities Act” means the United States Securities Act of 1933, as amended.
    (aa) “Shares” means the shares of the Issuer, par value US$0.01 per share, which are listed for trading on NASDAQ.
    (ab) “Share Sale and Purchase Agreement” means the agreement, dated November 27, 2006, by and between Beijing Holdings and China Biotech for the sale and purchase of 2,000,000 Shares of the Issuer (“SPA Sale Shares”).
    (ac) “Share Transfer Agent” means American Stock Transfer and Trust Company.
    (ad) “Shareholders’ Circular” means the shareholders’ circular attached to the proxy and the notice of the Shareholders’ Meeting, to be dated on or about November 28, 2006,of the Issuer.
    (ae) “Shareholders’ Meeting” means the shareholders’ 2006 annual meeting of the Issuer, to be held on December 22, 2006, convened by the Board of Directors of the Issuer.
    (af) “Subscriber” means Harvest Smart Overseas Limited, a company incorporated under the laws of British Virgin Islands, as identified on the signature page hereof.
    (ag) “Subscription Agreement(s)” means this Agreement and the agreements by and between the Issuer and each of Eastern Ceremony and China Biotech, for the subscription of the Subscription Securities as defined therein.
    (ah) “Subscription Securities” means, in relation to the Subscriber, the Subscription Shares and Warrants subscribed for by the Subscriber pursuant to this Agreement.
    (ai) “Subscription Shares” means 500,000 newly issued Shares of the Issuer.
    (aj) “Transaction” means, for purpose of this Agreement, the subscription of the Subscription Securities by the Subscriber for the Aggregate Subscription Price.
    (ak) “Transaction Documents” shall mean this Agreement (including the Warrants), the Registration Rights Agreement between the Issuer and the Subscriber, the Share Sale and Purchase Agreement, the Placing Agency Agreement and the Subscription Agreements and the Registration Rights Agreements for each of Eastern Ceremony and China Biotech.
    (al) A “U. S. Person” means any person who is:
(viii)	any natural person resident in the United States;

(ix)	any partnership or corporation organized or incorporated under the laws of the United States;

(x)	any estate of which any executor or administrator is a U.S. person;

(xi)	any trust of which any trustee is a U S person;

(xii)	any agency or branch of a foreign entity located in the United States;

(xiii)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(xiv)	any partnership or corporation if
(A)	organized or incorporated under the laws of any foreign jurisdiction; and

(B)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.
(am)	“Warrants” means 500,000 warrants for the purchase of 500,000 newly issued Shares of the Issuer.

(an)	“Warrant Shares” means the Shares currently issuable and/or issued pursuant to exercise of the Warrants.
PART XIV ARTICLE 2
Agreement to Subscribe
     2.1      Subscription. Subject to the terms and conditions of this Agreement, the Issuer agrees to issue and allot, and the Subscriber agrees to subscribe for and purchase:
          (a) Subscription Shares. The number of Subscription Shares specified on the signature page hereto at the Subscription Price per Share (the product of such number of Subscription Shares and the Subscription Price per Share is the Subscriber’s “Aggregate Share Subscription Price”).
          (b) Warrants. The number of Warrants specified on the signature page hereto at the Subscription Price per Warrant (the product of such number of Warrants and the Subscription Price per Warrant is the Subscriber’s “Aggregate Warrant Subscription Price”; the sum of the Subscriber’s Aggregate Share Subscription Price and Aggregate Warrant Subscription Price is the Subscriber’s “Aggregate Subscription Price”). The Subscription Shares and Warrants to be subscribed by the Subscriber are the “Subscription Securities”.
     2.2      Acceptance by the Issuer. The Issuer will not accept subscriptions from any person who:
          (a) Delivery of Agreement. Fails to deliver this Agreement duly executed, containing representations, warranties and acknowledgements as to, among other things, such person’s qualification as an institutional “accredited investor”, as such term is defined in Rule 501 of Regulation D under the Securities Act; its identity as not being a “U.S. person” as such term is defined in Regulation S under the Securities Act, and others.
          (b) Compliance with Laws. Fails to comply with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident, or fails to deliver such certificates, representations, warranties or other documents as counsel for the Issuer may reasonably require to verify compliance with such laws.
Any subscriptions received by the Issuer from persons who do not comply with this Section 2.2 will be returned to such person without interest.
     2.3      Warrants. The certificates evidencing the Warrants shall be substantially in the form set out as Exhibit A to this Agreement.
     2.4      Placing Agent. The Issuer and the Subscriber hereby agree in respect of the Subscription Securities to appoint China Merchants Securities (HK) Co. Ltd. as the placing agent (“Placing Agent”), and the Placing Agent hereby agrees to act as the sole placing agent for the Issuer in respect of the Subscription Securities on terms and subject to conditions set out in this Agreement. For the avoidance of doubt, the Placing Agent shall not charge the Issuer any commission in connection with this Agreement. However, the Issuer hereby agrees to reimburse the Placing Agent for any out-of-pocket fees or transactional charges incurred by the Placing Agent in connection with the Agreement.
PART XV ARTICLE 3
COMPLETION
     3.1      Completion Date. Subject to the satisfaction of the conditions set out in Article 8, the Completion of the sale and purchase of the Subscription Securities contemplated in this Agreement shall take place on the day agreed by the parties that is not later than ten (10) Business Days following the date of the Shareholders’ Meeting, or such other date as the parties may agree.
     3.2      Completion Transactions. On the Completion Date, subject to the satisfaction of the conditions set out in Article 8, subject to fulfillment of the Conditions Precedent as set out in Clause 8, Completion shall take place at 8:30 am on the Completion Date in the offices of Baker & McKenzie, legal advisor to the Issuer in the following manner:-
          (a) On the Completion Date, the Subscriber shall have transferred through the Clearing House Automatic Transfer System (“CHATS”) in immediately available funds the sum in US dollars equal to the Subscriber’s Aggregate Subscription Price to an account opened with the Placing Agent;
          (b) subject to the satisfaction of Clause 8 and other terms and conditions of this Agreement, including but not limited to the presentation of all required board approvals, shareholders’ approvals, certifications and other requested documentation, on the Completion Date, the Subscriber shall instruct the Placing Agent to transfer the Aggregate Subscription Price from its account with the Placing Agent to an Issuer’s account (information set out in Schedule A attached hereto) opened with the Placing Agent that is jointly operated by persons designated by the board of directors of the Issuer and satisfactory to China Biotech;
          (c) subject to the satisfaction of Clause 8 and other terms and conditions of this Agreement, the Issuer, upon receipt of the applicable amount of the Aggregate Subscription Price shall issue a confirmation to the Subscriber and the Placing Agent; the Issuer shall also deliver the newly issued share certificates representing the Subscription Shares and Warrants to the Subscriber on the Completion Date and concurrently provide certified copies of the same to the Placing Agent; and
     (d) subject to the satisfaction of Clauses 3, 8, and other terms and conditions of this Agreement, on the Completion Date, the Issuer shall issue a written instruction to the Share Transfer Agent authorizing and requesting the Share Transfer Agent to enter and record the name of the Subscriber in the register of members of the Issuer as registered shareholder of the Issuer. The Issuer shall take necessary steps to update the copy of the register of members maintained at the registered office of the Issuer in the British Virgin Islands in accordance with the relevant laws and regulations.
PART XVI ARTICLE 4
Agreements of the Subscriber
     4.1      Exemption from Registration. The Subscriber acknowledges and agrees that the Securities will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act, in reliance provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Subscriber in this Agreement.
     4.2      Resales of Securities. The Subscriber acknowledges that after giving effect to the Transaction contemplated by this Agreement and the Placing Agency Agreement, it may be deemed to be an “affiliate” of the Issuer, as such term is defined in Rule 405 under the Securities Act. The Subscriber may not offer, sell, resell, pledge or otherwise transfer (any such action being referred to hereinafter as “reselling”, or “resale”) the Securities except pursuant to an available exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws and the laws of any other jurisdiction. Accordingly, the Subscriber agrees to resell the Securities only in accordance with the provisions of Rule 903 or 904 of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act, including the exemption from registration provided by Rule 144 under the Securities Act. In particular, the Subscriber agrees that it will not offer, sell, resell, pledge or otherwise transfer (including to a nominee) the Subscription Securities except (a) during the period of one year commencing on the Completion Date, (i) in compliance with Rule 903 of Regulation S under the Securities Act, or (ii) pursuant to an effective registration statement; and (b) after one year from the Completion Date, (i) pursuant to either of clause (a)(i) or (a)(ii) above, or (ii) pursuant to the exemption provided by Rule 144 under the Securities Act, if available. The Subscriber acknowledges that the Issuer makes no representations regarding the availability of the exemption provided by Rule 144 at any time. The Subscriber agrees that the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Subscriber agrees that the Issuer may require an opinion of legal counsel reasonably acceptable to the Issuer in the event of any resale of any of the Securities by the Subscriber pursuant to an exemption from registration under the Securities Act.
     4.3      Hedging Transactions. The Subscriber agrees not to engage in or enter into any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic consequences of ownership of the Securities may be transferred to any person, including any U.S. person.
     4.4      Share Certificates. The Subscriber acknowledges and agrees that all certificates representing the Subscription Shares and the Warrant Shares (if issued in certificated form) will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Issuer, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Subscription Shares and Warrant Shares as securities held by affiliates of the Issuer:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     4.5      Warrant Certificates. The Subscriber acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Issuer, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as securities held by affiliates of the Issuer:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY RELEVANT STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM BY REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     4.6      Notice of Transfer Restrictions to Subsequent Transferees. The Subscriber will advise any subsequent transferee of the Subscription Securities of the foregoing restrictions on transfer, and will procure that any such transferee shall deliver to the Issuer an undertaking to observe and be bound by such restrictions.
     4.7      Removal of Legends. Upon application by the Subscriber and the transferee, the Issuer may instruct the share registrar to reissue share certificates that do not bear such legends (i) in the case of a resale by a non-affiliated Subscriber pursuant to Rule 904 of Regulation S, after the expiration of the 40-day distribution compliance period, (ii) in the case of a resale of such securities pursuant to an effective registration under the Securities Act or (iii) where certified by an opinion of counsel recognized as being experienced in matters of United States securities laws in form and content reasonably satisfactory to the Issuer to the effect that the securities proposed to be disposed of may be lawfully so disposed of without registration, qualification or legend. In the case of an application under (iii) above, the Issuer may require appropriate certifications, acknowledgements, representations and warranties of the Subscriber and the transferee, and an opinion of legal counsel reasonably acceptable to the Issuer.
     4.8      Lock-Up. The Subscriber agrees that during the period beginning from the Completion Date and continuing to and including the date that is 12 months after the Completion Date, it will not (i) offer, sell, contract to sell, pledge or otherwise dispose of, or permit any person acting on its behalf to offer, sell, contract to sell, pledge or otherwise dispose of, any Subscription Shares, Warrants or Warrant Shares, or (ii) engage in or enter into any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic consequences of ownership of the Subscription Shares, Warrants or Warrant Shares may be transferred to any person.

PART XVII ARTICLE 5
Representations and Warranties of Subscriber
     5.1 Representations and Warranties. The Subscriber hereby represents and warrants to the Issuer, and agrees with the Issuer, that:
     (a) No Registration. It understands that the Securities have not been and will not be registered under the Securities Act and, if in the future the Subscriber decides to resell the Securities, it may do so only in accordance with the restrictions set out in Section 4.2. No United States federal or state agency or similar agency of any other country, or any securities exchange has approved, passed upon or made any recommendation with respect to the Securities.
     (b) Not a U.S. Person. It is not a “U.S. person” as defined in Rule 902 of Regulation S; it is not organized or incorporated under the laws of any United States jurisdiction; and it was not formed for the purpose of investing in securities not registered under the Securities Act. It is purchasing the Subscription Securities for its own account. The Subscriber’s principal place of business is located outside of the United States, and at the time of entering into this Agreement and at the Completion Date, the Subscriber was located outside the United States.
     (c) Accredited Investor. It is an “accredited investor” within the meaning of Rule 501(a)(3) under the Securities Act. The Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities; it has evaluated such merits and risks and has determined that it is able to bear the economic risk of an investment in the Securities for an indefinite period of time, in view of the restrictions on transfer set out in Section 4.2.
     (d) Investment Intent. It is subscribing for and purchasing the Securities solely for investment purposes, for its own account and not for the account or benefit of any other person, including any U.S. person, and not with a view or intent to the distribution or transfer thereof. The Subscriber has not entered into, and there does not exist, any agreement, arrangement or understanding with any other party for the sale, resale, pledge, transfer or assignment of all or any of the Securities or any interest therein, including without limitation any such agreement, arrangement or understanding relating to any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic benefits and obligations of ownership of the Securities may be transferred to any other party.
     (e) Independent Investigation. In making the decision to subscribe for and purchase the Securities, it has relied upon its independent investigation of the Issuer and its affairs, and has not relied upon any information or representations made by any third party or upon any oral or written representations or assurances from the Issuer, its officers, directors or employees or any other representatives or agents of the Issuer, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations, properties, financial condition and prospects of the Issuer, has reviewed the Issuer’s publicly-available information filed with and submitted to the SEC, and has had an opportunity to ask questions of, and receive answers from, the Issuer’s officers and directors concerning the Issuer, its affairs and the terms and conditions of the issue and sale of the Securities.
     (f) No Advice from Issuer. It has had the opportunity to review this Agreement and the transactions contemplated hereby with the Subscriber’s own professional advisors. Except for any representations, warranties or statements made by the Issuer in this Agreement, the Subscriber is relying solely on its own counsel and advisors and not on any representations, warranties or statements of the Issuer or any of its representatives or agents for legal, tax or investment advice with respect to the subscription and purchase of the Subscription Securities or the securities or other laws of any jurisdiction.
     (g) Due Incorporation and Good Standing. It is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.
     (h) Power and Authorization. It has the requisite power and authority to enter into and perform its obligations under this Agreement, and to subscribe for and purchase the Subscription Securities to be acquired by it. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its board of directors, shareholders, members or others is required.
     (i) No Conflicts. Assuming that the representations and warranties of the Issuer in Article 7 are true and correct, the execution, delivery and performance of this Agreement, and the subscription and purchase of the Subscription Securities by the Subscriber do not and will not:
          (1) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under (i) the memorandum and articles of association of the Subscriber; (ii) to the Subscriber’s knowledge, any decree, judgment, order, law, treaty, rule or regulation (“Applicable Laws”) applicable to the Subscriber of any court, governmental agency or body, or arbitrator having jurisdiction over the Subscriber or its property; or (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, indenture, lease, mortgage, deed of trust or other instrument to which the Subscriber is a party or by which it or any of its properties is bound; or
          (2) result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Subscriber;
except for such conflicts, violations and breaches as would not, individually or in the aggregate, have a Material Adverse Effect on the Subscriber.
     (j) No Consents. It is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to subscribe for and purchase the Subscription Securities to be acquired by it; provided that for purposes of the representations made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations made by the Issuer herein.
     (k) Enforceability. This Agreement has been duly authorized and executed by the Subscriber and, when delivered by the Subscriber, will become the Subscriber’s valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     5.2 Accuracy of Representations. The representations, warranties and agreements of the Subscriber are true and correct as of the date of this Agreement, and (unless the Subscriber otherwise notifies the Issuer prior to the Completion Date) shall be true and correct as of the Completion Date. The Subscriber acknowledges and agrees that the Issuer, in making the offer, issue and allotment of the Subscription Securities, and determining the availability of the applicable exemption from the registration requirement of the Securities Act, has relied on and will rely on the accuracy of the Subscriber’s representations and warranties set out herein.
     5.3 Notification of Breach. The Subscriber agrees promptly to notify the Issuer of any matter or event which becomes known to it prior to Completion of the transactions contemplated by this Agreement which would or would reasonably be considered to render or have rendered any representation or warranty given by it to be or to have been untrue, inaccurate or misleading in any material respect.
     5.4 Survival. The foregoing representations and warranties of the Subscriber shall survive the Completion Date and the Completion of the transactions contemplated by this Agreement.
PART XVIII ARTICLE 6
Agreements of the Issuer
     The Issuer hereby agrees with the Subscriber that:
     6.1 NASDAQ Listing. It will comply with the listing rules for, and maintain the listing of the Shares on NASDAQ. It will apply for and obtain approval for the listing of the Subscription Shares and the number of Warrant Shares that would currently be issuable upon exercise of the Warrants. If the number of Warrant Shares issuable upon exercise of the Warrants increases as a result of the operation of any of the adjustment provisions under the Warrants, the Issuer will apply for and obtain approval for the listing of such increased number of Warrant Shares.
     6.2 SEC Reporting and Compliance. The Issuer will take all actions necessary to ensure that the Shares will continue to be registered under Section 12(b) or Section 12(g) of the Exchange Act. It will timely file all reports required pursuant to the Securities Exchange Act, including without limitation those required pursuant to Section 13 or 15(d) thereof and the rules and regulations thereunder. It will comply with all provisions of the Securities Act and the Securities Exchange Act and the rules and regulations thereunder relating to corporate governance, FCPA, record keeping and controls and procedures and other similar provisions, including without limitation those required pursuant to Securities Exchange Act Sections 10A, 13, 15(d), 30A, Form 20-F and the respective rules and regulations thereunder.
     6.3 Warrant Shares. The number of Warrant Shares that would currently be issuable upon exercise of the Warrants has been duly authorized and validly reserved for issuance. If the number of Warrant Shares issuable upon exercise of the Warrants increase as a result of the operation of any of the adjustment provisions under the Warrants, the Issuer will ensure that such increased number of Warrant Shares is at all times duly authorized and validly reserved for issuance pursuant to the exercise of the Warrants.
     6.4 Transaction Documents. It will prepare and obtain the effectiveness of the Transaction Documents and the Shareholders’ Circular in a form reasonably acceptable to the Subscriber.
     6.5 Non-Public Information. The Issuer agrees that neither it nor any other person acting on its behalf will provide the Subscriber or its agents or counsel with any information that the Issuer believes constitutes material non-public information, unless prior thereto the Subscriber shall have agreed in writing to receive such information. The Issuer understands and confirms that the Subscriber shall be relying on the foregoing representation in effecting transactions in the Securities.
     6.6 Announcement. The Issuer will prepare and release a Shareholders’ Circular and an announcement relating to the Transactions in compliance with the securities laws of the United States and applicable NASDAQ listing rules . Such announcement will be filed with the SEC under cover of Form 6-K, and released through the NASDAQ press release web page. In addition, each party hereby agrees that the Issuer may issue an announcement upon the execution of the Transaction Documents. Except as set out in this Clause 6.6, each party hereby undertakes that no public announcement or communication which is material in relation to the Transactions shall be made or despatched by the Subscriber.
     6.7 Further Assurances. Subject to the terms and conditions set out herein, the Issuer agrees to take all other actions reasonably necessary or appropriate and to cooperate with the Subscriber to carry the transactions contemplated in this Agreement into effect, including without limitation in relation to Section 4.7.
PART XIX ARTICLE 7
Representations and Warranties of the Issuer
     7.1 Representations and Warranties of the Issuer. The Issuer represents and warrants to the Subscriber and agrees with the Subscriber, that:
     (a) Due Incorporation and Good Standing. The Issuer is a company with limited liability duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands.
     (b) Power and Authorization. The Issuer has the requisite corporate power and authority (1) to enter into and perform its obligations under this Agreement, and to issue and sell the Subscription Securities and (2) to own its properties and to carry on its business as disclosed in the Reports and the Shareholders’ Circular. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Issuer or its board of directors, shareholders, members or others is required.
     (c) Foreign Issuer. The Issuer is a “foreign private issuer” as defined in Rule 405 under the Securities Act, and a “foreign issuer” as defined in Rule 902(e) of Regulation S under the Securities Act.
     (d) Authorized and Outstanding Share Capital. The authorized share capital of the Issuer is US$25,000,000 and subject to the approval and adoption by the shareholders of the Issuer of the proposed Amended and Restated Memorandum and Articles of Association at its Shareholders’ Meeting, shall be increased to US$50,000,000. At the date of this Agreement, the Issuer has a total of 11,309,497 Shares issued and outstanding. All such issued and outstanding Shares have been duly authorized and validly issued and are fully-paid and non-assessable.
     After giving effect to the issue and sale of the Subscription Securities (and assuming the exercise of all Warrants), a total of 16,809,497 Shares will be issued and outstanding.
     (e) No Conflicts. Assuming that the representations and warranties of the Subscriber in Article 5 are true and correct, the execution, delivery and performance of this Agreement, and the issue and sale of the Subscription Securities by the Issuer do not and will not:
          (1) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under (i) the memorandum or articles of association or bylaws of the Issuer; (ii) to the Issuer’s knowledge, any Applicable Laws of any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or its property; or (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries or any of their respective properties is bound;
          (2) result in the creation or imposition of any lien, charge or encumbrance upon the Subscription Securities or the assets of the Issuer or its subsidiaries; or
          (3) result in the activation of any anti-dilution rights or a reset or repricing of any debt instrument of any other creditor or equity holder of the Issuer, nor result in the acceleration of the due date of any obligation of the Issuer.
     (f) No Consents. Other than (1) the approval of the Issuer’s shareholders for the Transaction and (2) the confirmations of NASDAQ (i) relating to the continued listing of the Shares and (ii) that the Issuer will not be required, as a result of the Transactions, to file an original listing application for the Shares, which approval and confirmations have been duly obtained and are in full force and effect, the Issuer is not required to obtain any additional consent, authorization or order of, or make any filing or registration with, any court, governmental agency, securities exchange or of the Issuer’s shareholders, in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Subscription Securities; provided that for the purposes of the representations made in this sentence, the Issuer is assuming and relying upon the accuracy of the relevant representations made by the Subscriber herein.
     (g) Enforceability. This Agreement has been duly authorized and executed by the Issuer and, when delivered will become the Issuer’s valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     (h) Litigation or Investigation. There is no material pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries that would affect the execution, delivery and performance by the Issuer of this Agreement or the consummation of the transactions contemplated hereby. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries which, if adversely determined, would have a Material Adverse Effect on the Issuer.
     (i) Reporting Company. The Issuer is subject to the reporting requirements of Section 13 of the Securities Exchange Act, and has a class of common shares registered pursuant to Section 12(b) of the Securities Exchange Act. The Issuer has filed with the SEC all reports and other materials required to be filed thereunder during the preceding 12 months. Notwithstanding the foregoing, the Issuer did not file its Annual Report on Form 20-F for 2005 on a timely basis.
     (j) Information Concerning the Issuer. The Subscriber has not been provided with any material non-public information concerning the Issuer, except as the terms and conditions of the transactions contemplated by this Agreement may constitute such information. The Reports and the Shareholders’ Circular contain all material information relating to the Issuer and its operations and financial condition as of their respective dates which is required to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no event or occurrence that may have or result in a Material Adverse Effect relating to the Issuer’s business, operations, financial condition, property or prospects. Neither the Reports, the Shareholders’ Circular nor any information disclosed to the Subscriber contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuer’s representations and warranties set forth herein are true and correct. The Issuer understands and confirms that the Subscriber will rely on such representations and warranties in effecting transactions in the Securities.
     (k) Internal Controls. Save as otherwise disclosed in the Issuer’s most recently filed Annual Report on Form 20-F and other reports, the Issuer and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit the financial statements to be fairly presented in accordance with US GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to differences.
     (l) No Integrated Offering. Neither the Issuer, its affiliates nor any person acting on its or their behalf has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the issue and sale or the Subscription Securities pursuant to this Agreement to be integrated with prior offerings by the Issuer for purposes of the Securities Act or the NASDAQ listing rules. The Issuer and its affiliates will not take any action that would cause the issue and sale of the Subscription Securities to be integrated with other offerings, nor conduct any other offering that would be integrated with the issue and sale of the Subscription Securities.
     (m) No Registration Required. Neither the Issuer nor any of its affiliates nor any person acting on its or their behalf (1) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, or will do so, or otherwise negotiated in respect of, any security, under circumstances that would require the registration of the Subscription Securities under the Securities Act or (2) has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of the Securities Act) in connection with any offer or sale of the Subscription Securities.
     (n) Listing of Shares. The Shares are listed for trading on NASDAQ.
     (o) Warrant Shares. The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrant in accordance with the terms thereof (and upon payment of the exercise price therefor), will be validly issued, fully paid and non-assessable Shares. The shareholders of the Issuer have no preemptive or similar rights over the Warrant Shares.
     (p) No Directed Selling Efforts. Neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged, or will engage, in any directed selling efforts (within the meaning of Regulation S) with respect to the Subscription Securities and the Issuer and all of its affiliates and any person acting on its or their behalf have complied and will continue to comply with the offering restrictions requirement of Regulation S.

     7.2 Accuracy of Representations. The representations, warranties and agreements of the Issuer are true and correct as of the date of this Agreement, and (unless the Issuer otherwise notifies the Subscriber prior to the Completion Date) shall be true and correct as of the Completion Date.
     7.3 Notification of Breach. The Issuer agrees promptly to notify the Subscriber of any matter or event which becomes known to it prior to the Completion of the transactions contemplated by this Agreement which would or would reasonably be considered to render or have rendered any representation or warranty given by it to be or to have been untrue, inaccurate or misleading in any material respect.
     7.4 Survival. The foregoing representations and warranties of the Issuer shall survive the Completion Date and the Completion of the transactions contemplated by this Agreement.
PART XX
PART XXI ARTICLE 8
Conditions Precedent
     The obligations of the Issuer to issue and sell the Subscription Securities, and the obligations of the Subscriber to subscribe for and purchase the Subscription Securities, are subject to the satisfaction of the following conditions precedent:
     8.1 Representations and Warranties. The representations and warranties of each of the Issuer and the Subscriber are true and correct as of the date hereof, and shall be true and correct as of the Completion Date, and there shall be no breach of such representations and warranties by any party.
     8.2 Performance of Obligations. Each of the Issuer and the Subscriber shall have duly performed all obligations to be performed by them hereunder on or prior to the Completion Date.
     8.3 NASDAQ Listing Status. The Shares shall be listed for trading on the NASDAQ, the supplemental listing application for listing of the Subscription Shares and the Warrant Shares that would currently be issuable upon exercise of the Warrants shall have been filed and approved by NASDAQ, and the Issuer shall have provided to the Subscriber evidence reasonably satisfactory to them that (i) the delisting procedures in relation to the Issuer’s Shares shall have been satisfactorily resolved, NASDAQ does not propose to take any further action regarding delisting of the Shares and that the continued listing of the Shares has been confirmed and (ii) NASDAQ has confirmed that the Issuer will not be required, as a result of the Transactions, to file an original listing application.
     8.4 Execution of Agreements. Each of the parties shall have duly executed and delivered this Agreement, and the Issuer shall have executed the Warrant Certificates and the Registration Rights Agreement. Each party hereby acknowledges and agrees that the completion and effectiveness of this Agreement and the Warrants are subject to the satisfaction of the conditions precedent as set out in this Article 8 and to the concurrent execution and completion of all Transaction Documents (except for the Subscription Agreement and the Registration Rights Agreement between the Issuer and China Biotech) and the execution of the Escrow Agreement.
     8.5 Preparation of Transaction Documents. The Issuer shall have prepared the Transaction Documents and the Shareholders’ Circular in a form reasonably acceptable to the Subscriber, and the conditions precedent contained in the various Transaction Documents shall have been satisfied.
     8.6 Fairness Opinion; Independent Directors’ Approval. The Issuer shall have received a favorable fairness opinion from a licensed independent financial advisor in relation to the Transaction, including the pricing thereof. The committee of independent directors of the Issuer shall have approved the Transaction and recommended the same for the approval of shareholders.
     8.7 Shareholders’ Approval. The shareholders of the Issuer shall have approved the Transaction and all resolutions as set out in the Shareholders’ Circular including but not limited to the sale of Placing Sale Shares, the sale of SPA Sale Shares, the issuance and subscription of Subscription Securities and the adoption of the Amended and Restated Memorandum and Articles of Association in the form and substance satisfactory to the Subscriber at a general meeting of shareholders duly convened in accordance with the Issuer’s articles of association.
     8.8 Share Certificates. Seven (7) Business Days before the Completion of the Agreement, the Issuer shall prepare or cause the Share Transfer Agent to prepare share certificates representing the number of Subscription Shares and the Warrant certificates to be allotted to the Subscriber bearing the appropriate Securities Act legend, duly executed in favor of the Subscriber. The newly issued share certificates shall be delivered by the Share Transfer Agent and received by the Issuer one (1) Business Day before the Completion Date.

     8.9 Officer’s Certificate. The Issuer shall have furnished to the Subscriber an officer’s certificate confirming the matters set out above and such other matters as the Subscriber may reasonably request.
PART XXII ARTICLE 9
Indemnification
     9.1 Indemnification by the Issuer. The Issuer agrees to indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section 9.1, include the Subscriber and its shareholders, managers, partners, directors, officers, members, employees, direct or indirect Subscriber, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect Subscriber and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Issuer contained in this Agreement.
     9.2 Indemnification by the Subscriber. The Subscriber agrees to indemnify and hold harmless the Issuer, its controlling persons (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act) and their respective directors, officers, agents, shareholders and employees, from and against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Subscriber contained in this Agreement.
PART XXIII
PART XXIV ARTICLE 10
Miscellaneous Provisions
     10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representations, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Completion and continue in full force and effect until the date that is one year after the Completion Date.
     10.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.
     10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.
     10.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. The Subscriber shall not deduct the expenses from the Aggregate Subscription Price to be released to the Issuer.
     10.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.
     10.6 Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from the Agreement and the balance of this Agreement will be enforceable in accordance with its terms.
     10.7 Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):
If to the Subscriber:

Ms. Jennie Mak
Harvest Smart Overseas Limited
Room 3201
32/F, Singga Commercial Centre
148 Connaught Road West
Hong Kong Special Administrative Region, China
If to the Issuer:
Mr. Qian Xu
China Technology Development Group Corporation
Room 2413-18, Shui On Centre
8 Harbour Road
Hong Kong Special Administrative Region, China
          All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, if given or made by letter within Hong Kong, on the two (2) Business Days after mailing; if given or made by letter outside Hong Kong, seven (7) Business Days after mailing. Any notice received on a day which is not a business day shall be deemed to be received on the next business day.
     10.8 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.
     10.9 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.
     10.10 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.
     10.11 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Hong Kong SAR, China, applicable to contracts made and to be performed therein.
     10.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     10.13 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.
IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SIGNATURE PAGE
     SIGNED by Oian Xu

for and on behalf of CHINA TECHNOLOGY DEVELOPMENT GROUP CORPORATION in the presence of:

Witness’ signature	: /s/ Yu Hoi Man

Witness’ name	: Yu Hoi Man

Witness’ occupation	: Solicitor, Baker & Mckenzie Hong Kong SAR

Witness’ address	: 14/F Hutchison House, 10 Harcourt Road Hong Kong
     SIGNED by Kwan Kin Chung

for and on behalf of HARVEST SMART OVERSEAS LIMITED in the presence of:

Witness’ signature	: /s/ Yu Hoi Man

Witness’ name	: Yu Hoi Man

Witness’ occupation	: Solicitor, Baker & Mckenzie Hong Kong SAR

Witness’ address	: 14/F Hutchison House, 10 Harcourt Road Hong Kong

EXHIBIT A
FORM OF WARRANT CERTIFICATE
THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY RELEVANT STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM BY REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
China Technology Development Group Corporation (the “Issuer”)
Room 2413-18, Shui On Centre
8 Harbour Road
Hong Kong Special Administrative Region, China

Warrant Certificate No.

Name of Holder:	Harvest Smart Overseas Limited

Address of Holder:	Plam Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands

Number of Shares:	500,000 Shares

Date of Issuance:	November 27, 2006

Exercise Price:	US$5.00 per Share

Expiry Date:	November 26, 2008 (24 months from date of issuance)

THIS WARRANT CERTIFIES THAT, for value received, the above named holder or its registered assigns (the “Holder”), shall have the right to purchase from the Issuer the above referenced number of fully paid and non-assessable shares of par value US$0.01 per Share (the “Shares”) of the Issuer at an exercise price equal to the exercise price set forth above (the “Exercise Price”), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 P.M., Hong Kong time, on the expiry date set forth above (the “Expiry Date”). This Warrant is issued pursuant to the Subscription Agreement between the Issuer and Holder (the “Agreement”) pursuant to which the Holder subscribed for and purchased Subscription Shares and Warrants of the Issuer. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.
17. Exercise.
          a. Procedure for Exercise of Warrant. The Holder may exercise this Warrant by delivering the following to the principal office of the Issuer in accordance with Section 5.1 hereof:
i. a duly executed Notice of Exercise in substantially the form attached as Exhibit B;
ii. either (i) a written certification that the Holder is not in the United States or a U.S. person, and that the Warrant is not being exercised in the United States on behalf of a U.S. person, which written certificate may be contained in the Notice of Exercise delivered pursuant to sub-paragraph (a) above; or (ii) a written opinion of counsel to the effect that the Warrant and the Shares have been registered under the Securities Act or are exempt from registration thereunder;
iii. payment of the Exercise Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise; and
iv. this Warrant.
Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Issuer, or wire transfer of funds to the Issuer’s account (or any combination of any of the foregoing) in the amount of the Exercise Price for each Share being purchased.
          b. Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Issuer’s expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Issuer, irrespective of the date of delivery of such certificate.
          c. Transfer Restrictions and Restrictive Legend. This Warrant and the Shares have not been registered under the Securities Act and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be offered, resold, pledged or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act relating to such security or pursuant to an available exemption from the registration under the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Issuer, setting forth the restrictions on transfer contained in this Section. The initial Holder understands that this Warrant constitutes and the Shares upon issuance will constitute “affiliate securities” under the Securities Act, subject to the restrictions on transfer set out in Section 4.2 of the Agreement. The Holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:
          “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

     d. Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Issuer shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Share.
18. Covenants of the Issuer.
     a. Authorized Shares. The Issuer covenants and agrees that the Issuer will at all times have authorized and reserved, free from preemptive rights, a sufficient number of Shares to provide for the exercise in full of the rights represented by this Warrant.
     b. Issuance of Shares. The Issuer covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

19. Transfer and Replacement.
i. Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Issuer, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new warrant issued.
ii. The Issuer agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.
iii. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Issuer may require, as a condition of allowing such transfer that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Issuer a written opinion of counsel to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Issuer such documentation as is necessary to establish that the Warrants Shares are being transferred pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or in an offshore transaction pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act.
iv. The Issuer covenants that upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Issuer will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.
20. Adjustments of Exercise Price and/or Number of Shares.
          a. Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Issuer shall (i) pay a dividend in Shares or make a distribution in Shares to holders of its outstanding Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any Shares of its capital stock in a reclassification of the Shares, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Issuer which it would have owned or have been entitled to receive had such Warrant been exercised prior to the occurrence of such event. Upon each such adjustment of the kind and number of Shares or other securities of the Issuer which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Issuer resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
          b. Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Issuer, or any consolidation or merger of the Issuer with another company, or the sale of all or substantially all of its Shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Shares shall be entitled to receive Shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Issuer whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Shares or other securities of the Issuer immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such Shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Shares which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Issuer or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.
     c. Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Issuer shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

21. Miscellaneous Provisions.
     a. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for the Holder provide on the first page of this Warrant or to such other address or number as shall have been furnished to the Issuer in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Issuer shall be delivered or forwarded to the Issuer at the address set forth above, Attention: Chief Executive Officer or Company Secretary. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.
     b. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a shareholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.
     c. No Rights as Shareholder. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Issuer except upon exercise in accordance with the terms hereof and the subsequent issue of Shares of the Issuer registered in the name of the Holder..
     d. Governing Law. This warrant shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region, China, applicable to agreements made and to be performed herein.
     e. Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed by its duly authorized officer effective as of the            day of                     , 2006.

China Technology Development Group Corporation

Signature of Authorized Signatory:	By:

Name of Authorized Signatory:

Position of Authorized Signatory:

EXHIBIT B
FORM OF NOTICE OF EXERCISE
TO: China Technology Development Group Corporation
The undersigned hereby exercises the right to purchase the number of shares of China Technology Development Group Corporation (the “Issuer”) set forth below (the “Shares”) pursuant to the Warrant to Purchase Shares issued by the Issuer and dated November 27, 2006. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the “Purchase Price”) in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	Shares

Aggregate Purchase Price:	US$
The undersigned represents and warrants to and agrees with the Issuer that:
22.	It is an “accredited investor” within the meaning of Rule 501(a)(3) under the Securities Act. The Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities; it has evaluated such merits and risks and has determined that it is able to bear the economic risk of an investment in the Securities for an indefinite period of time, in view of the restrictions on transfer set out in Section 4.2
23.	It acknowledges that in making the decision to purchase the Sale Shares, it has relied upon its independent investigation of the Issuer and its affairs, and has not relied upon any information or representations made by any third party or upon any oral or written representations or assurances from the Issuer, its officers, directors or employees or any other representatives or agents of the Issuer other than as set forth in the Agreement. It is familiar with the business, operations, properties, financial condition and prospects of the Issuer, has reviewed the Issuer’s publicly-available information filed with and submitted to the SEC, and has had an opportunity to ask questions of, and receive answers from, the Issuer’s officers and directors concerning the Issuer, its affairs and the terms and conditions of the issue and sale of the Shares.
24.	It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.
25.	It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safeharbour from such registration requirements.
26.	The undersigned is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.
A “U S. Person” is defined by Regulation S of the Act to be any person who is:
(h)	any natural person resident in the United States;

(i)	any partnership or corporation organized or incorporated under the laws of the United States;

(j)	any estate of which any executor or administrator is a U.S. person;

(k)	any trust of which any trustee is a U.S. person;

(1)	any agency or branch of a foreign entity located in the United States;

(m)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(n)	any partnership or corporation if:
(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscriber as defined in Section 230.501(a) of the Act who are not natural persons, estates or trusts.
27.	The undersigned was not in the United States at the time the offer to purchase the Shares was received and the Subscriber was not in the United States at the time these Warrants were exercised.
28.	The undersigned acknowledges that the Shares are “affiliate securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act without registration under the Securities Act.
29.	The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.
30.	The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.
31.	The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:
     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
32.	The Subscriber and the Issuer agree that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

Signature of Purchaser or Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Title of Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Name of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Name of Purchaser:

Address of Purchaser:

SCHEDULE A
Issuer’s Receiving Bank Account Information

Name of Bank:	Standard Chartered Bank (HK) Ltd.

Bank account name:	CHINA MERCHANTS SECURITIES (HK) CO. LTD.

Account Number:	(HKD A/C) 368-1-036056-6 (USD A/C) 368-0-035285-4

Reference:	In favor of China Technology Development Group Corporation

Dated November 27, 2006
CHINA TECHNOLOGY DEVELOPMENT GROUP CORPORATION
and
EASTERN CEREMONY GROUP LIMITED

Subscription Agreement

Baker & McKenzie
14/F, Hutchison House
10 Harcourt Road
Hong Kong Special Administrative Region, China

SUBSCRIPTION AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of November 27, 2006, by and among China Technology Development Group Corporation, a company incorporated under the laws of the British Virgin Islands with its registered address at P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (the “Issuer”) and Eastern Ceremony Group Limited, a company incorporated under the laws of the British Virgin Islands with its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Subscriber”).
     WHEREAS, the Shares of the Issuer are listed for trading on NASDAQ.
     WHEREAS, subject to the terms and conditions set out in this Agreement, the Issuer wishes to issue Subscription Shares and Warrants to the Subscriber, and the Subscriber wishes to subscribe for such Shares and Warrants.
     WHEREAS, concurrently with the execution of this Subscription Agreement, the Subscriber will acquire 500,000 Shares of the Issuer that are currently issued and outstanding through a separate placing arrangement.
     WHEREAS, the Completion (as defined hereinafter) of the sale and purchase of the SPA Sale Shares pursuant to the Share Sale and Purchase Agreement, and the completion of the placing of the Placing Sale Shares pursuant to the Placing Agency Agreement are conditions precedent to the Completion of the subscription for the Subscription Shares and Warrants pursuant to this Agreement.
     WHEREAS, simultaneously with the execution of this Agreement the Issuer is entering into a Registration Rights Agreement with the Subscriber covering the Subscription Shares, the Warrant Shares and the Sale Shares.
     WHEREAS, the Issuer and the Subscriber note that upon the completion fo this Agreement, the Subscriber may be deemed to be an affiliate of the Issuer.
     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, and other good and valuable consideration receipt of which is hereby acknowledged, the Issuer and the Subscriber hereby agree as follows:
PART XXV ARTICLE 1
Definitions And Interpretation
     Item 6. Definitions. The following terms will have the following meanings for all purposes of this Agreement:
     (a) Accredited Investor — shall have the following meaning as defined in Rule 501 of Regulation D:
xvii.	a bank, insurance company, registered investment company, business development company, or small business investment company;

xviii.	an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

xix.	a charitable organization, corporation, or partnership with assets exceeding $5 million;

xx.	a director, executive officer, or general partner of the company selling the securities;

xxi.	a business in which all the equity owners are accredited investors;

xxii.	a natural person who has individual net worth, or joint net worth with the person spouse, that exceeds $1 million at the time of the purchase;

xxiii.	a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

xxiv.	a trust with assets in excess of $5 million, not formed to acquire the securities offered, whose purchases a sophisticated person makes.
     (b) “affiliates” means the persons that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, the person specified as defined in Rule 405 under the Securities Act.
     (c) “Aggregate Share Subscription Price” is as defined in Article 2, Section 2.1(a).
     (d) “Aggregate Subscription Price” is as defined in Article 2, Section 2.1(b).

     (e) “Aggregate Warrant Subscription Price” is as defined in Article 2, Section 2.1(b).
     (f) “Annual Report” means the audited document required by the SEC and sent to a public company’s shareholders at the end of each fiscal year, reporting the financial results for the year (including the balance sheet, income statement, cash flow statement and description of company operations) and commenting on the outlook for the future as filed by the Issuer on Form 20-F.
     (f) “Business Days” means any day, excluding Saturdays, on which banks in Hong Kong are generally open for business.
     (g) “change in internal controls over financial reporting” as defined in Item 308(c) of Regulation S-K, means the disclosure of any change in the registrant’s internal control over financial reporting identified in connection with the evaluation required by paragraph (d) of Rule 13a-15 or Rule 15d-15 under the Exchange Act that occurred during the registrant’s last fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
     (h) “Completion” means the completion of the Transaction.
     (i) “Completion Date” is as defined in Article 3, Section 3.1.
     (j) “Common Stock” means the shares of the Issuer, par value US$0.01 per share.
     (k) “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered in reliance on Regulation S, as defined in Rule 902 of Regulation S.
     (l) “distribution compliance period” means a period that begins when the securities were first offered to persons other than distributors in reliance upon this Regulation S or the date of Completion of the offering, whichever is later, and continues until the end of the period of time specified in the relevant provision of Rule 903 of Regulation S, except for certain transactions as set out in Rule 902 of Regulation S.
     (m) “Escrow Agreement” means the escrow agreement dated November 27, 2006, by and among Arculli Fong & Ng, the escrow agent, Beijing Holdings Limited (“Beijing Holdings”), China Internet Technology Co. Ltd (“China Internet”), CMEC Ceramics Holdings Limited (“CMEC”), Perfect Capital Holdings Limited (“Perfect Capital”) and China Biotech Holdings Limited (“China Biotech”), pursuant to the requirements under the Share Sale and Purchase Agreement and the Placing Agency Agreement;
     (n) “foreign issuer” means any issuer which is a foreign government, a national of any foreign country or a corporation or other organization incorporated or organized under the laws of any foreign country, as defined in Rule 405 under the Securities Act.
     (o) “foreign private issuer” as defined in Rule 405 under the Securities Act, means any foreign issuer other than a foreign government except an issuer meeting the following conditions:
v.	More than 50 percent of the outstanding voting securities of such issuer are directly or indirectly owned of record by residents of the United States; and

vi.	Any of the following:
•	The majority of the executive officers or directors are United States citizens or residents;

•	More than 50 percent of the assets of the issuer are located in the United States; or

•	The business of the issuer is administered principally in the United States.
     (p) “Hong Kong SAR” means the Hong Kong Special Administrative Region, the People’s Republic of China.
     (q) “Issuer” means China Technology Development Group Corporation, a company incorporated under the laws of the British Virgin Islands.
     (r) “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement, the Warrants and any other documents executed or delivered with this Agreement or in connection herewith, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition

(financial or otherwise) of the Issuer and the subsidiaries, taken as a whole, or (iii) an impairment to the Issuer’s ability to perform on a timely basis its obligations under any Transaction Document.
     (s) “NASDAQ” means The NASDAQ Stock Market, Inc.
     (t) “Placing Agency Agreement” means the placing agency agreement, dated November 27, 2006, by and among Beijing Holdings, China Internet, CMEC and Perfect Capital as vendors of 4,250,000 Shares (“Placing Sale Shares”), and China Merchants Securities (HK) Co. Ltd. (“Placing Agent”), in respect of the placing of the Placing Sale Shares.
     (u) “Registration Rights Agreement(s)” means the agreements by and between the Issuer and each of the Subscriber, China Biotech, Harvest Smart Overseas Limited (“Harvest Smart”) and Beijing Holdings, which governs the rights of the Subscriber, China Biotech, Harvest Smart and Beijing Holdings, to cause the Issuer to register the Registrable Securities as defined therein.
     (v) “Reports” means the Annual Reports of the Issuer on Form 20-F filed with the SEC.
     (w) “restricted securities” means for purpose of this Agreement securities acquired directly or indirectly from the issuer, or from an affiliate of the issuer, in a transaction or chain of transactions not involving any public offering.
     (x) “SEC” means the United States Securities and Exchange Commission.
     (y) “Securities” means the Subscription Shares, the Warrants and the Warrant Shares.
     (z) “Securities Act” means the United States Securities Act of 1933, as amended.
     (aa) “Shares” means the shares of the Issuer, par value US$0.01 per share, which are listed for trading on NASDAQ.
     (ab) “Share Sale and Purchase Agreement” means the agreement, dated November 27, 2006, by and between Beijing Holdings and China Biotech for the sale and purchase of 2,000,000 Shares of the Issuer (“SPA Sale Shares”).
     (ac) “Share Transfer Agent” means American Stock Transfer and Trust Company.
     (ad) “Shareholders’ Circular” means the shareholders’ circular attached to the proxy and the notice of the Shareholders’ Meeting, to be dated on or about November 28, 2006,of the Issuer.
     (ae) “Shareholders’ Meeting” means the shareholders’ 2006 annual meeting of the Issuer, to be held on December 22, 2006, convened by the Board of Directors of the Issuer.
     (af) “Subscriber” means Harvest Smart Overseas Limited, a company incorporated under the laws of British Virgin Islands, as identified on the signature page hereof.
     (ag) “Subscription Agreement(s)” means this Agreement and the agreements by and between the Issuer and each of Harvest Smart and China Biotech, for the subscription of the Subscription Securities as defined therein.
     (ah) “Subscription Securities” means, in relation to the Subscriber, the Subscription Shares and Warrants subscribed for by the Subscriber pursuant to this Agreement.
     (ai) “Subscription Shares” means 500,000 newly issued Shares of the Issuer.
     (aj) “Transaction” means, for purpose of this Agreement, the subscription of the Subscription Securities by the Subscriber for the Aggregate Subscription Price.
     (ak) “Transaction Documents” shall mean this Agreement (including the Warrants), the Registration Rights Agreement between the Issuer and the Subscriber, the Share Sale and Purchase Agreement, the Placing Agency Agreement and the Subscription Agreements and the Registration Rights Agreements for each of Harvest Smart and China Biotech.
     (al) A “U. S. Person” means any person who is:
(xv)	any natural person resident in the United States;

(xvi)	any partnership or corporation organized or incorporated under the laws of the United States;

(xvii)	any estate of which any executor or administrator is a U.S. person;

(xviii)	any trust of which any trustee is a U S person;

(xix)	any agency or branch of a foreign entity located in the United States;

(xx)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(xxi)	any partnership or corporation if
(A)	organized or incorporated under the laws of any foreign jurisdiction; and

(B)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.
     (am) “Warrants” means 500,000 warrants for the purchase of 500,000 newly issued Shares of the Issuer.
     (an) “Warrant Shares” means the Shares currently issuable and/or issued pursuant to exercise of the Warrants.
PART XXVI ARTICLE 2
Agreement to Subscribe
   2.1 Subscription. Subject to the terms and conditions of this Agreement, the Issuer agrees to issue and allot, and the Subscriber agrees to subscribe for and purchase:
     (a) Subscription Shares. The number of Subscription Shares specified on the signature page hereto at the Subscription Price per Share (the product of such number of Subscription Shares and the Subscription Price per Share is the Subscriber’s “Aggregate Share Subscription Price”).
     (b) Warrants. The number of Warrants specified on the signature page hereto at the Subscription Price per Warrant (the product of such number of Warrants and the Subscription Price per Warrant is the Subscriber’s “Aggregate Warrant Subscription Price”; the sum of the Subscriber’s Aggregate Share Subscription Price and Aggregate Warrant Subscription Price is the Subscriber’s “Aggregate Subscription Price”). The Subscription Shares and Warrants to be subscribed by the Subscriber are the “Subscription Securities”.
   2.2 Acceptance by the Issuer. The Issuer will not accept subscriptions from any person who:
     (a) Delivery of Agreement. Fails to deliver this Agreement duly executed, containing representations, warranties and acknowledgements as to, among other things, such person’s qualification as an institutional “accredited investor”, as such term is defined in Rule 501 of Regulation D under the Securities Act; its identity as not being a “U.S. person” as such term is defined in Regulation S under the Securities Act, and others.
     (b) Compliance with Laws. Fails to comply with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident, or fails to deliver such certificates, representations, warranties or other documents as counsel for the Issuer may reasonably require to verify compliance with such laws.
Any subscriptions received by the Issuer from persons who do not comply with this Section 2.2 will be returned to such person without interest.
   2.3 Warrants. The certificates evidencing the Warrants shall be substantially in the form set out as Exhibit A to this Agreement.
   2.4 Placing Agent. The Issuer and the Subscriber hereby agree in respect of the Subscription Securities to appoint China Merchants Securities (HK) Co. Ltd. as the placing agent (“Placing Agent”), and the Placing Agent hereby agrees to act as the sole placing agent for the Issuer in respect of the Subscription Securities on terms and subject to conditions set out in this Agreement. For the avoidance of doubt, the Placing Agent shall not charge the Issuer any commission in connection with this Agreement. However, the Issuer hereby agrees to reimburse the Placing Agent for any out-of-pocket fees or transactional charges incurred by the Placing Agent in connection with the Agreement.
PART XXVII ARTICLE 3
COMPLETION

     3.1 Completion Date. Subject to the satisfaction of the conditions set out in Article 8, the Completion of the sale and purchase of the Subscription Securities contemplated in this Agreement shall take place on the day agreed by the parties that is not later than ten (10) Business Days following the date of the Shareholders’ Meeting, or such other date as the parties may agree.
     3.2 Completion Transactions. On the Completion Date, subject to the satisfaction of the conditions set out in Article 8, subject to fulfillment of the Conditions Precedent as set out in Clause 8, Completion shall take place at 8:30 a.m. on the Completion Date in the offices of Baker & McKenzie, legal advisor to the Issuer in the following manner:-
        (a) On the Completion Date, the Subscriber shall have transferred through the Clearing House Automatic Transfer System (“CHATS”) in immediately available funds the sum in US dollars equal to the Subscriber’s Aggregate Subscription Price to an account opened with the Placing Agent;
        (b) subject to the satisfaction of Clause 8 and other terms and conditions of this Agreement, including but not limited to the presentation of all required board approvals, shareholders’ approvals, certifications and other requested documentation, on the Completion Date, the Subscriber shall instruct the Placing Agent to transfer the Aggregate Subscription Price from its account with the Placing Agent to an Issuer’s account (information set out in Schedule A attached hereto) opened with the Placing Agent that is jointly operated by persons designated by the board of directors of the Issuer and satisfactory to China Biotech;
        (c) subject to the satisfaction of Clause 8 and other terms and conditions of this Agreement, the Issuer, upon receipt of the applicable amount of the Aggregate Subscription Price shall issue a confirmation to the Subscriber and the Placing Agent; the Issuer shall also deliver the newly issued share certificates representing the Subscription Shares and Warrants to the Subscriber on the Completion Date and concurrently provide certified copies of the same to the Placing Agent; and
        (d) subject to the satisfaction of Clauses 3, 8, and other terms and conditions of this Agreement, on the Completion Date, the Issuer shall issue a written instruction to the Share Transfer Agent authorizing and requesting the Share Transfer Agent to enter and record the name of the Subscriber in the register of members of the Issuer as registered shareholder of the Issuer. The Issuer shall take necessary steps to update the copy of the register of members maintained at the registered office of the Issuer in the British Virgin Islands in accordance with the relevant laws and regulations.
PART XXVIII ARTICLE 4
Agreements of the Subscriber
     4.1 Exemption from Registration. The Subscriber acknowledges and agrees that the Securities will be offered and sold to the Subscriber without such offers and sales being registered under the Securities Act and will be issued to the Subscriber in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act, in reliance provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Subscriber in this Agreement.
     4.2 Resales of Securities. The Subscriber acknowledges that after giving effect to the Transaction contemplated by this Agreement and the Placing Agency Agreement, it may be deemed to be an “affiliate” of the Issuer, as such term is defined in Rule 405 under the Securities Act. The Subscriber may not offer, sell, resell, pledge or otherwise transfer (any such action being referred to hereinafter as “reselling”, or “resale”) the Securities except pursuant to an available exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws and the laws of any other jurisdiction. Accordingly, the Subscriber agrees to resell the Securities only in accordance with the provisions of Rule 903 or 904 of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act, including the exemption from registration provided by Rule 144 under the Securities Act. In particular, each affiliatedthe sSubscriber agrees that it will not offer, sell, resell, pledge or otherwise transfer (including to a nominee) the Subscription Securities except (a) during the period of one year commencing on the Completion Date, (i) in compliance with Rule 903 of Regulation S under the Securities Act, or (ii) pursuant to an effective registration statement; and (b) after one year from the Completion Date, (i) pursuant to either of clause (a)(i) or (a)(ii) above, or (ii) pursuant to the exemption provided by Rule 144 under the Securities Act, if available. The Subscriber acknowledges that the Issuer makes no representations regarding the availability of the exemption provided by Rule 144 at any time. The Subscriber agrees that the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Subscriber agrees that the Issuer may require an opinion of legal counsel reasonably acceptable to the Issuer in the event of any resale of any of the Securities by the Subscriber pursuant to an exemption from registration under the Securities Act.
     4.3 Hedging Transactions. The Subscriber agrees not to engage in or enter into any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic consequences of ownership of the Securities may be transferred to any person, including any U.S. person.
     4.4 Share Certificates. The Subscriber acknowledges and agrees that all certificates representing the Subscription Shares and the Warrant Shares (if issued in certificated form) will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Issuer, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Subscription Shares and Warrant Shares as securities held by affiliates of the Issuer:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     4.5 Warrant Certificates. The Subscriber acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Issuer, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as securities held by affiliates of the Issuer:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY RELEVANT STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM BY REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
     4.6 Notice of Transfer Restrictions to Subsequent Transferees. The Subscriber will advise any subsequent transferee of the Subscription Securities of the foregoing restrictions on transfer, and will procure that any such transferee shall deliver to the Issuer an undertaking to observe and be bound by such restrictions.
     4.7 Removal of Legends. Upon application by the Subscriber and the transferee, the Issuer may instruct the share registrar to reissue share certificates that do not bear such legends (i) in the case of a resale by a non-affiliated Subscriber pursuant to Rule 904 of Regulation S, after the expiration of the 40-day distribution compliance period, (ii) in the case of a resale of such securities pursuant to an effective registration under the Securities Act or (iii) where certified by an opinion of counsel recognized as being experienced in matters of United States securities laws in form and content reasonably satisfactory to the Issuer to the effect that the securities proposed to be disposed of may be lawfully so disposed of without registration, qualification or legend. In the case of an application under (iii) above, the Issuer may require appropriate certifications, acknowledgements, representations and warranties of the Subscriber and the transferee, and an opinion of legal counsel reasonably acceptable to the Issuer.
     4.8 Lock-Up. The Subscriber agrees that during the period beginning from the Completion Date and continuing to and including the date that is 12 months after the Completion Date, it will not (i) offer, sell, contract to sell, pledge or otherwise dispose of, or permit any person acting on its behalf to offer, sell, contract to sell, pledge or otherwise dispose of, any Subscription Shares, Warrants or Warrant Shares, or (ii) engage in or enter into any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic consequences of ownership of the Subscription Shares, Warrants or Warrant Shares may be transferred to any person.

PART XXIX ARTICLE 5
Representations and Warranties of Subscriber
     5.1 Representations and Warranties. The Subscriber hereby represents and warrants to the Issuer, and agrees with the Issuer, that:
     (a) No Registration. It understands that the Securities have not been and will not be registered under the Securities Act and, if in the future the Subscriber decides to resell the Securities, it may do so only in accordance with the restrictions set out in Section 4.2. No United States federal or state agency or similar agency of any other country, or any securities exchange has approved, passed upon or made any recommendation with respect to the Securities.
     (b) Not a U.S. Person. It is not a “U.S. person” as defined in Rule 902 of Regulation S; it is not organized or incorporated under the laws of any United States jurisdiction; and it was not formed for the purpose of investing in securities not registered under the Securities Act. It is purchasing the Subscription Securities for its own account. The Subscriber’s principal place of business is located outside of the United States, and at the time of entering into this Agreement and at the Completion Date, the Subscriber was located outside the United States.
     (c) Accredited Investor. It is an “accredited investor” within the meaning of Rule 501(a)(3) under the Securities Act. The Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities; it has evaluated such merits and risks and has determined that it is able to bear the economic risk of an investment in the Securities for an indefinite period of time, in view of the restrictions on transfer set out in Section 4.2.
     (d) Investment Intent. It is subscribing for and purchasing the Securities solely for investment purposes, for its own account and not for the account or benefit of any other person, including any U.S. person, and not with a view or intent to the distribution or transfer thereof. The Subscriber has not entered into, and there does not exist, any agreement, arrangement or understanding with any other party for the sale, resale, pledge, transfer or assignment of all or any of the Securities or any interest therein, including without limitation any such agreement, arrangement or understanding relating to any trust, any option to sell or purchase or any equity swap or similar hedging arrangement pursuant to which the economic benefits and obligations of ownership of the Securities may be transferred to any other party.
     (e) Independent Investigation. In making the decision to subscribe for and purchase the Securities, it has relied upon its independent investigation of the Issuer and its affairs, and has not relied upon any information or representations made by any third party or upon any oral or written representations or assurances from the Issuer, its officers, directors or employees or any other representatives or agents of the Issuer, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations, properties, financial condition and prospects of the Issuer, has reviewed the Issuer’s publicly-available information filed with and submitted to the SEC, and has had an opportunity to ask questions of, and receive answers from, the Issuer’s officers and directors concerning the Issuer, its affairs and the terms and conditions of the issue and sale of the Securities.
     (f) No Advice from Issuer. It has had the opportunity to review this Agreement and the transactions contemplated hereby with the Subscriber’s own professional advisors. Except for any representations, warranties or statements made by the Issuer in this Agreement, the Subscriber is relying solely on its own counsel and advisors and not on any representations, warranties or statements of the Issuer or any of its representatives or agents for legal, tax or investment advice with respect to the subscription and purchase of the Subscription Securities or the securities or other laws of any jurisdiction.
     (g) Due Incorporation and Good Standing. It is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.
     (h) Power and Authorization. It has the requisite power and authority to enter into and perform its obligations under this Agreement, and to subscribe for and purchase the Subscription Securities to be acquired by it. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its board of directors, shareholders, members or others is required.
     (i) No Conflicts. Assuming that the representations and warranties of the Issuer in Article 7 are true and correct, the execution, delivery and performance of this Agreement, and the subscription and purchase of the Subscription Securities by the Subscriber do not and will not:
          (1) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under (i) the memorandum and articles of association of the Subscriber; (ii) to the Subscriber’s knowledge, any decree, judgment, order, law, treaty, rule or regulation (“Applicable Laws”) applicable to the Subscriber of any court, governmental agency or body, or arbitrator having jurisdiction over the Subscriber or its property; or (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, indenture, lease, mortgage, deed of trust or other instrument to which the Subscriber is a party or by which it or any of its properties is bound; or
          (2) result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Subscriber;
except for such conflicts, violations and breaches as would not, individually or in the aggregate, have a Material Adverse Effect on the Subscriber.
     (j) No Consents. It is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to subscribe for and purchase the Subscription Securities to be acquired by it; provided that for purposes of the representations made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations made by the Issuer herein.
     (k) Enforceability. This Agreement has been duly authorized and executed by the Subscriber and, when delivered by the Subscriber, will become the Subscriber’s valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     5.2 Accuracy of Representations. The representations, warranties and agreements of the Subscriber are true and correct as of the date of this Agreement, and (unless the Subscriber otherwise notifies the Issuer prior to the Completion Date) shall be true and correct as of the Completion Date. The Subscriber acknowledges and agrees that the Issuer, in making the offer, issue and allotment of the Subscription Securities, and determining the availability of the applicable exemption from the registration requirement of the Securities Act, has relied on and will rely on the accuracy of the Subscriber’s representations and warranties set out herein.
     5.3 Notification of Breach. The Subscriber agrees promptly to notify the Issuer of any matter or event which becomes known to it prior to Completion of the transactions contemplated by this Agreement which would or would reasonably be considered to render or have rendered any representation or warranty given by it to be or to have been untrue, inaccurate or misleading in any material respect.
     5.4 Survival. The foregoing representations and warranties of the Subscriber shall survive the Completion Date and the Completion of the transactions contemplated by this Agreement.
PART XXX ARTICLE 6
Agreements of the Issuer
     The Issuer hereby agrees with the Subscriber that:
     6.1 NASDAQ Listing. It will comply with the listing rules for, and maintain the listing of the Shares on, the NASDAQ. It willhas applyied for and obtained approval for the listing of the Subscription Shares and the number of Warrant Shares that would currently be issuable upon exercise of the Warrants. If the number of Warrant Shares issuable upon exercise of the Warrants increases as a result of the operation of any of the adjustment provisions under the Warrants, the Issuer will apply for and obtain approval for the listing of such increased number of Warrant Shares.
     6.2 SEC Reporting and Compliance. The Issuer will take all actions necessary to ensure that the Shares will continue to be registered under Section 12(b) or Section 12(g) of the Exchange Act. It will timely file all reports required pursuant to the Securities Exchange Act, including without limitation those required pursuant to Section 13 or 15(d) thereof and the rules and regulations thereunder. It will comply with all provisions of the Securities Act and the Securities Exchange Act and the rules and regulations thereunder relating to corporate governance, FCPA, record keeping and controls and procedures and other similar provisions, including without limitation those required pursuant to Securities Exchange Act Sections 10A, 13, 15(d), 30A, Form 20-F and the respective rules and regulations thereunder.
     6.3 Warrant Shares. The number of Warrant Shares that would currently be issuable upon exercise of the Warrants has been duly authorized and validly reserved for issuance. If the number of Warrant Shares issuable upon exercise of the Warrants increase as a result of the operation of any of the adjustment provisions under the Warrants, the Issuer will ensure that such increased number of Warrant Shares is at all times duly authorized and validly reserved for issuance pursuant to the exercise of the Warrants.
     6.4 Transaction Documents. It will prepare and obtain the effectiveness of the Transaction Documents and the Shareholders’ Circular in a form reasonably acceptable to the Subscriber.
     6.5 Non-Public Information. The Issuer agrees that neither it nor any other person acting on its behalf will provide the Subscriber or its agents or counsel with any information that the Issuer believes constitutes material non-public information, unless prior thereto the Subscriber shall have agreed in writing to receive such information. The Issuer understands and confirms that the Subscriber shall be relying on the foregoing representation in effecting transactions in the Securities.
     6.6 Announcement. The Issuer will prepare and release a Shareholders’ Circular and an announcement relating to the Transactions in compliance with the securities laws of the United States and applicable NASDAQ listing rules . Such announcement will be filed with the SEC under cover of Form 6-K, and released through the NASDAQ press release web page. In addition, each party hereby agrees that the Issuer may issue an announcement upon the execution of the Transaction Documents. Except as set out in this Clause 6.6, each party hereby undertakes that no public announcement or communication which is material in relation to the Transactions shall be made or despatched by the Subscriber.
     6.7 Further Assurances. Subject to the terms and conditions set out herein, the Issuer agrees to take all other actions reasonably necessary or appropriate and to cooperate with the Subscriber to carry the transactions contemplated in this Agreement into effect, including without limitation in relation to Section 4.7.
PART XXXI ARTICLE 7
Representations and Warranties of the Issuer
     7.1 Representations and Warranties of the Issuer. The Issuer represents and warrants to the Subscriber and agrees with the Subscriber, that:
     (a) Due Incorporation and Good Standing. The Issuer is a company with limited liability duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands.
     (b) Power and Authorization. The Issuer has the requisite corporate power and authority (1) to enter into and perform its obligations under this Agreement, and to issue and sell the Subscription Securities and (2) to own its properties and to carry on its business as disclosed in the Reports and the Shareholders’ Circular. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Issuer or its board of directors, shareholders, members or others is required.
     (c) Foreign Issuer. The Issuer is a “foreign private issuer” as defined in Rule 405 under the Securities Act, and a “foreign issuer” as defined in Rule 902(e) of Regulation S under the Securities Act.
     (d) Authorized and Outstanding Share Capital. The authorized share capital of the Issuer is US$25,000,000 and subject to the approval and adoption of the proposed Amended and Restated Memorandum and Articles of Association by the shareholders of the Issuer at its Shareholders’ Meeting, shall be increased to US$50,000,000. At the date of this Agreement, the Issuer has a total of 11,309,497 Shares issued and outstanding. All such issued and outstanding Shares have been duly authorized and validly issued and are fully-paid and non-assessable.
     After giving effect to the issue and sale of the Subscription Securities (and assuming the exercise of all Warrants), a total of 16,809,497 Shares will be issued and outstanding.
     (e) No Conflicts. Assuming that the representations and warranties of the Subscriber in Article 5 are true and correct, the execution, delivery and performance of this Agreement, and the issue and sale of the Subscription Securities by the Issuer do not and will not:
          (1) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under (i) the memorandum or articles of association or bylaws of the Issuer; (ii) to the Issuer’s knowledge, any Applicable Laws of any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or its property; or (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries or any of their respective properties is bound;
          (2) result in the creation or imposition of any lien, charge or encumbrance upon the Subscription Securities or the assets of the Issuer or its subsidiaries; or
          (3) result in the activation of any anti-dilution rights or a reset or repricing of any debt instrument of any other creditor or equity holder of the Issuer, nor result in the acceleration of the due date of any obligation of the Issuer.
     (f) No Consents. Other than (1) the approval of the Issuer’s shareholders for the Transaction and (2) the confirmations of NASDAQ (i) relating to the continued listing of the Shares and (ii) that the Issuer will not be required, as a result of the Transactions, to file an original listing application for the Shares although it will be required to file a supplemental listing application for the listing of the Subscription Shares and the Warrant Shares that would currently be issuable upon exercise of the Warrants on NASDAQ, which approval and confirmations have been duly obtained and are in full force and effect, the Issuer is not required to obtain any additional consent, authorization or order of, or make any filing or registration with, any court, governmental agency, securities exchange or of the Issuer’s shareholders, in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Subscription Securities; provided that for the purposes of the representations made in this sentence, the Issuer is assuming and relying upon the accuracy of the relevant representations made by the Subscriber herein.
     (g) Enforceability. This Agreement has been duly authorized and executed by the Issuer and, when delivered will become the Issuer’s valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.
     (h) Litigation or Investigation. There is no material pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries that would affect the execution, delivery and performance by the Issuer of this Agreement or the consummation of the transactions contemplated hereby. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries which, if adversely determined, would have a Material Adverse Effect on the Issuer.
     (i) Reporting Company. The Issuer is subject to the reporting requirements of Section 13 of the Securities Exchange Act, and has a class of common shares registered pursuant to Section 12(b) of the Securities Exchange Act. The Issuer has filed with the SEC all reports and other materials required to be filed thereunder during the preceding 12 months. Notwithstanding the foregoing, the Issuer did not file its Annual Report on Form 20-F for 2005 on a timely basis.
     (j) Information Concerning the Issuer. The Subscriber has not been provided with any material non-public information concerning the Issuer, except as the terms and conditions of the transactions contemplated by this Agreement may constitute such information. The Reports and the Shareholders’ Circular contain all material information relating to the Issuer and its operations and financial condition as of their respective dates which is required to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no event or occurrence that may have or result in a Material Adverse Effect relating to the Issuer’s business, operations, financial condition, property or prospects. Neither the Reports, the Shareholders’ Circular nor any information disclosed to the Subscriber contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuer’s representations and warranties set forth herein are true and correct. The Issuer understands and confirms that the Subscriber will rely on such representations and warranties in effecting transactions in the Securities.
     (k) Internal Controls. Save as otherwise disclosed in the Issuer’s most recently filed Annual Report on Form 20-F and other reports, the Issuer and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit the financial statements to be fairly presented in accordance with US GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to differences.
     (l) No Integrated Offering. Neither the Issuer, its affiliates nor any person acting on its or their behalf has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the issue and sale or the Subscription Securities pursuant to this Agreement to be integrated with prior offerings by the Issuer for purposes of the Securities Act or the NASDAQ listing rules. The Issuer and its affiliates will not take any action that would cause the issue and sale of the Subscription Securities to be integrated with other offerings, nor conduct any other offering that would be integrated with the issue and sale of the Subscription Securities.
     (m) No Registration Required. Neither the Issuer nor any of its affiliates nor any person acting on its or their behalf (1) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, or will do so, or otherwise negotiated in respect of, any security, under circumstances that would require the registration of the Subscription Securities under the Securities Act or (2) has engaged, or will engage, in any form of general solicitation or general advertising (within the meaning of the Securities Act) in connection with any offer or sale of the Subscription Securities.
     (n) Listing of Shares. The Shares are listed for trading on NASDAQ.
     (o) Warrant Shares. The Warrant Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrant in accordance with the terms thereof (and upon payment of the exercise price therefor), will be validly issued, fully paid and non-assessable Shares. The shareholders of the Issuer have no preemptive or similar rights over the Warrant Shares.
     (p) No Directed Selling Efforts. Neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged, or will engage, in any directed selling efforts (within the meaning of Regulation S) with respect to the

Subscription Securities and the Issuer and all of its affiliates and any person acting on its or their behalf have complied and will continue to comply with the offering restrictions requirement of Regulation S.
     7.2 Accuracy of Representations. The representations, warranties and agreements of the Issuer are true and correct as of the date of this Agreement, and (unless the Issuer otherwise notifies the Subscriber prior to the Completion Date) shall be true and correct as of the Completion Date.
     7.3 Notification of Breach. The Issuer agrees promptly to notify the Subscriber of any matter or event which becomes known to it prior to the Completion of the transactions contemplated by this Agreement which would or would reasonably be considered to render or have rendered any representation or warranty given by it to be or to have been untrue, inaccurate or misleading in any material respect.
     7.4 Survival. The foregoing representations and warranties of the Issuer shall survive the Completion Date and the Completion of the transactions contemplated by this Agreement.
PART XXXII
PART XXXIII ARTICLE 8
Conditions Precedent
     The obligations of the Issuer to issue and sell the Subscription Securities, and the obligations of the Subscriber to subscribe for and purchase the Subscription Securities, are subject to the satisfaction of the following conditions precedent:
     8.1 Representations and Warranties. The representations and warranties of each of the Issuer and the Subscriber are true and correct as of the date hereof, and shall be true and correct as of the Completion Date, and there shall be no breach of such representations and warranties by any party.
     8.2 Performance of Obligations. Each of the Issuer and the Subscriber shall have duly performed all obligations to be performed by them hereunder on or prior to the Completion Date.
     8.3 NASDAQ Listing Status. The Shares shall be listed for trading on the NASDAQ, the supplemental listing application for listing of the Subscription Shares and the Warrant Shares that would currently be issuable upon exercise of the Warrants shall have been filed and approved by NASDAQ, and the Issuer shall have provided to the Subscriber evidence reasonably satisfactory to them that (i) the delisting procedures in relation to the Issuer’s Shares shall have been satisfactorily resolved, NASDAQ does not propose to take any further action regarding delisting of the Shares and that the continued listing of the Shares has been confirmed and (ii) NASDAQ has confirmed that the Issuer will not be required, as a result of the Transactions, to file an original listing application.
     8.4 Execution of Agreements. Each of the parties shall have duly executed and delivered this Agreement, and the Issuer shall have executed the Warrant Certificates and the Registration Rights Agreement. Each party hereby acknowledges and agrees that the completion and effectiveness of this Agreement and the Warrants are cross-conditional uponsubject to the satisfaction of the conditions precedent as set out in this Article 8 and the successful andto the concurrent execution and completion of all Transaction Documents (except for the Subscription Agreement and the Registration Rights Agreement between the Issuer and China Biotech) and the execution of the Escrow Agreement.
     8.5 Preparation of Transaction Documents. The Issuer shall have prepared the Transaction Documents and the Shareholders’ Circular in a form reasonably acceptable to the Subscriber, and the conditions precedent contained in the various Transaction Documents shall have been satisfied.
     8.6 Fairness Opinion; Independent Directors’ Approval. The Issuer shall have received a favorable fairness opinion from a licensed independent financial advisor in relation to the Transaction, including the pricing thereof. The committee of independent directors of the Issuer shall have approved the Transaction and recommended the same for the approval of shareholders.
     8.7 Shareholders’ Approval. The shareholders of the Issuer shall have approved the Transaction and all resolutions as set out in the Shareholders’ Circular including but not limited to the sale of Placing Sale Shares, the sale of SPA Sale Shares, the issuance and subscription of Subscription Securities and the adoption of the Amended and Restated Memorandum and Articles of Association in the form and substance satisfactory to the Subscriber at a general meeting of shareholders duly convened in accordance with the Issuer’s articles of association.
     8.8 Share Certificates. Five Seven (75) Business Days before the Completion of the Agreement, the Issuer shall prepare or cause the Share Transfer Agent to prepare share certificates representing the number of Subscription Shares and the Warrant certificates to be allotted to the Subscriber bearing the appropriate Securities Act legend, duly executed in favor of the Subscriber. The newly issued share certificates shall be delivered by the Share Transfer Agent and received by the Issuer one (1) Business Day before the Completion Date.

     8.9 Officer’s Certificate. The Issuer shall have furnished to the Subscriber an officer’s certificate confirming the matters set out above and such other matters as the Subscriber may reasonably request.
PART XXXIV ARTICLE 9
Indemnification
     9.1 Indemnification by the Issuer. The Issuer agrees to indemnify, defend and hold the Subscriber (which term shall, for the purposes of this Section 9.1, include the Subscriber and its shareholders, managers, partners, directors, officers, members, employees, direct or indirect Subscriber, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect Subscriber and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Issuer contained in this Agreement.
     9.2 Indemnification by the Subscriber. The Subscriber agrees to indemnify and hold harmless the Issuer, its controlling persons (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act) and their respective directors, officers, agents, shareholders and employees, from and against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Subscriber contained in this Agreement.
PART XXXV
PART XXXVI ARTICLE 10
Miscellaneous Provisions
     10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representations, warranties and agreements will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Completion and continue in full force and effect until the date that is one year after the Completion Date.
     10.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.
     10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.
     10.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants. The Subscriber shall not deduct the expenses from the Aggregate Subscription Price to be released to the Issuer.
     10.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.
     10.6 Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from the Agreement and the balance of this Agreement will be enforceable in accordance with its terms.
     10.7 Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):
  If to the Subscriber:

Mr. Chiu Tung Ping
Eastern Ceremony Group Limited
Flat E, 14/F, Block 34, Laguna City
Kowloon
Hong Kong Special Administrative Region, China
If to the Issuer:
Mr. Qian Xu
China Technology Development Group Corporation
Room 2413-18, Shui On Centre
8 Harbour Road
Hong Kong Special Administrative Region, China
        All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the bBusiness dDay following dispatch and (d) in the case of mailing, if given or made by letter within Hong Kong, on the fifthtwo (2) bBusiness dDays afterfollowing mailing; if given or made by letter outside Hong Kong, seven (7) Business Days after mailing. Any notice received on a day which is not a bBusiness dDay shall be deemed to be received on the next bBusiness dDay.
     10.8 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.
     10.9 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.
     10.10 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.
     10.11 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Hong Kong SAR, China, applicable to contracts made and to be performed therein.
     10.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
     10.13 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.
IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SIGNATURE PAGE
     SIGNED by Qian Xu

for and on behalf of CHINA TECHNOLOGY DEVELOPMENT GROUP CORPORATION in the presence of:

Witness’ signature	: /s/ Yu Hoi Man

Witness’ name	: Yu Hoi Man

Witness’ occupation	: Solicitor, Baker & Mckenzie Hong Kong SAR

Witness’ address	: 14/F Hutchison House, 10 Harcourt Road, Hong Kong
     SIGNED by Chiu Tung Ping

for and on behalf of EASTERN CEREMONY GROUP LIMITED in the presence of:

Witness’ signature	: /s/ Yu Hoi Man

Witness’ name	: Yu Hoi Man

Witness’ occupation	: Solicitor, Baker & Mckenzie Hong Kong SAR

Witness’ address	: 14/F Hutchison House, 10 Harcourt Road, Hong Kong

EXHIBIT A
FORM OF WARRANT CERTIFICATE
THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY RELEVANT STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM BY REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.
China Technology Development Group Corporation (the “Issuer”)
Room 2413-18, Shui On Centre
8 Harbour Road
Hong Kong Special Administrative Region, China

Warrant Certificate No.

Name of Holder:	Eastern Ceremony Group Limited

Address of Holder:	P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Number of Shares:	500,000 Shares

Date of Issuance:	November 27, 2006

Exercise Price:	US$5.00 per Share

Expiry Date:	November 26, 2008 (24 months from date of issuance)

THIS WARRANT CERTIFIES THAT, for value received, the above named holder or its registered assigns (the “Holder”), shall have the right to purchase from the Issuer the above referenced number of fully paid and non-assessable shares of par value US$0.01 per Share (the “Shares”) of the Issuer at an exercise price equal to the exercise price set forth above (the “Exercise Price”), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 P.M., Hong Kong time, on the expiry date set forth above (the “Expiry Date”). This Warrant is issued pursuant to the Subscription Agreement between the Issuer and Holder (the “Agreement”) pursuant to which the Holder subscribed for and purchased Subscription Shares and Warrants of the Issuer. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.
33. Exercise.
       a. Procedure for Exercise of Warrant. The Holder may exercise this Warrant by delivering the following to the principal office of the Issuer in accordance with Section 5.1 hereof:
i. a duly executed Notice of Exercise in substantially the form attached as Exhibit B;
ii. either (i) a written certification that the Holder is not in the United States or a U.S. person, and that the Warrant is not being exercised in the United States on behalf of a U.S. person, which written certificate may be contained in the Notice of Exercise delivered pursuant to sub-paragraph (a) above; or (ii) a written opinion of counsel to the effect that the Warrant and the Shares have been registered under the Securities Act or are exempt from registration thereunder;
iii. payment of the Exercise Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise; and
iv. this Warrant.
Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Issuer, or wire transfer of funds to the Issuer’s account (or any combination of any of the foregoing) in the amount of the Exercise Price for each Share being purchased.
       b. Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Shares so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Issuer’s expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Issuer, irrespective of the date of delivery of such certificate.
       c. Transfer Restrictions and Restrictive Legend. This Warrant and the Shares have not been registered under the Securities Act and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be offered, resold, pledged or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act relating to such security or pursuant to an available exemption from the registration under the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Issuer, setting forth the restrictions on transfer contained in this Section. The initial Holder understands that this Warrant constitutes and the Shares upon issuance will constitute “affiliate securities” under the Securities Act, subject to the restrictions on transfer set out in Section 4.2 of the Agreement. The Holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:
     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

     d. Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Issuer shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Share.
34. Covenants of the Issuer.
     a. Authorized Shares. The Issuer covenants and agrees that the Issuer will at all times have authorized and reserved, free from preemptive rights, a sufficient number of Shares to provide for the exercise in full of the rights represented by this Warrant.
     b. Issuance of Shares. The Issuer covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

35. Transfer and Replacement.
i. Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Issuer, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new warrant issued.
ii. The Issuer agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.
iii. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Issuer may require, as a condition of allowing such transfer that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Issuer a written opinion of counsel to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Issuer such documentation as is necessary to establish that the Warrants Shares are being transferred pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or in an offshore transaction pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act.
iv. The Issuer covenants that upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any share certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or share certificate, if mutilated, the Issuer will make and deliver a new Warrant or share certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or share certificate.
36. Adjustments of Exercise Price and/or Number of Shares.
       a. Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Issuer shall (i) pay a dividend in Shares or make a distribution in Shares to holders of its outstanding Shares, (ii) subdivide its outstanding Shares into a greater number of Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any Shares of its capital stock in a reclassification of the Shares, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Issuer which it would have owned or have been entitled to receive had such Warrant been exercised prior to the occurrence of such event. Upon each such adjustment of the kind and number of Shares or other securities of the Issuer which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Issuer resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
       b. Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Issuer, or any consolidation or merger of the Issuer with another company, or the sale of all or substantially all of its Shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Shares shall be entitled to receive Shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Issuer whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Shares or other securities of the Issuer immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such Shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Shares which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Issuer or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.
     c. Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Issuer shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

37. Miscellaneous Provisions.
     a. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for the Holder provide on the first page of this Warrant or to such other address or number as shall have been furnished to the Issuer in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Issuer shall be delivered or forwarded to the Issuer at the address set forth above, Attention: Chief Executive Officer or Company Secretary. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.
     b. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a shareholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.
     c. No Rights as Shareholder. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Issuer except upon exercise in accordance with the terms hereof and the subsequent issue of Shares of the Issuer registered in the name of the Holder.
     d. Governing Law. This warrant shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region, China, applicable to agreements made and to be performed herein.
     e. Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed by its duly authorized officer effective as of the                      day of                     , 2006.

China Technology Development Group Corporation

Signature of Authorized Signatory:	By:

Name of Authorized Signatory:

Position of Authorized Signatory:

EXHIBIT B
FORM OF NOTICE OF EXERCISE
TO: China Technology Development Group Corporation
The undersigned hereby exercises the right to purchase the number of shares of China Technology Development Group Corporation (the “Issuer”) set forth below (the “Shares”) pursuant to the Warrant to Purchase Shares issued by the Issuer and dated November 27, 2006. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the “Purchase Price”) in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	Shares

Aggregate Purchase Price:	US$
The undersigned represents and warrants to and agrees with the Issuer that:
38.	It is an “accredited investor” within the meaning of Rule 501(a)(3) under the Securities Act. The Subscriber has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities; it has evaluated such merits and risks and has determined that it is able to bear the economic risk of an investment in the Securities for an indefinite period of time, in view of the restrictions on transfer set out in Section 4.2
39.	It acknowledges that in making the decision to purchase the Sale Shares, it has relied upon its independent investigation of the Issuer and its affairs, and has not relied upon any information or representations made by any third party or upon any oral or written representations or assurances from the Issuer, its officers, directors or employees or any other representatives or agents of the Issuer other than as set forth in the Agreement. It is familiar with the business, operations, properties, financial condition and prospects of the Issuer, has reviewed the Issuer’s publicly-available information filed with and submitted to the SEC, and has had an opportunity to ask questions of, and receive answers from, the Issuer’s officers and directors concerning the Issuer, its affairs and the terms and conditions of the issue and sale of the Shares.
40.	It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.
41.	It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safeharbour from such registration requirements.
42.	The undersigned is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.
A “U S. Person” is defined by Regulation S of the Act to be any person who is:
(h)	any natural person resident in the United States;

(i)	any partnership or corporation organized or incorporated under the laws of the United States;

(j)	any estate of which any executor or administrator is a U.S. person;

(k)	any trust of which any trustee is a U.S. person;

(1)	any agency or branch of a foreign entity located in the United States;

(m)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(n)	any partnership or corporation if:
(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscriber as defined in Section 230.501(a) of the Act who are not natural persons, estates or trusts.
43.	The undersigned was not in the United States at the time the offer to purchase the Shares was received and the Subscriber was not in the United States at the time these Warrants were exercised.
44.	The undersigned acknowledges that the Shares are “affiliate securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act without registration under the Securities Act.
45.	The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.
46.	The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.
47.	The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:
     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S UNDER THE ACT. SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”
48.	The Subscriber and the Issuer agree that the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

Signature of Purchaser or Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Title of Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Name of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Name of Purchaser:

Address of Purchaser:

SCHEDULE A
Issuer’s Receiving Bank Account Information

Name of Bank:	Standard Chartered Bank (HK) Ltd.

Bank account name:	CHINA MERCHANTS SECURITIES (HK) CO. LTD.

Account Number:	(HKD A/C) 368-1-036056-6 (USD A/C) 368-0-035285-4

Reference:	In favor of China Technology Development Group Corporation